UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21823

Pioneer Series Trust V

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Global Sustainable Equity Fund

(Formerly, Pioneer Global Equity Fund)

Semiannual Report | February 28, 2022

A: GLOSX	C: GCSLX	K: PGEKX	R: PRGEX	Y: PGSYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 3

Portfolio Management Discussion | 2/28/22

In the following interview, portfolio managers Marco Pirondini, John Peckham, and Brian Chen discuss the factors that influenced the performance of Pioneer Global Sustainable Equity Fund* during the six-month period ended February 28, 2022. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Peckham, a senior vice president and a portfolio manager at Amundi US, and Mr. Chen, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform over the six-month period ended February 28, 2022?
A	Pioneer Global Sustainable Equity Fund’s Class A shares returned 0.39% at net asset value during the six-month period ended February 28, 2022, while the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index[1], returned -4.65% and -5.26%, respectively. During the same period, the average return of the 341 mutual funds in Morningstar’s World Large Stock Blended Funds category was -5.70%.
Q	How would you characterize the investment environment in the global equity markets during the six-month period ended February 28, 2022?
A	Overall, the period featured heightened volatility in the market for global equities. Early in the period, increases in the number of COVID-19 cases, particularly in the wake of the emergence of the Delta variant of the virus during the summer of 2021, had a negative economic effect in many countries, which in turn weighed on market sentiment. In particular,
*	Effective February 15, 2022, Pioneer Global Equity Fund was renamed Pioneer Global Sustainable Equity Fund.
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

China saw a resurgence in COVID-19 cases, while instability in the country’s property markets rekindled investors’ concerns over a slowdown in global economic growth.

The fourth quarter of 2021 featured stronger market conditions. Despite the emergence of the Omicron COVID-19 variant as well as sustained inflationary pressures, evidence that the latest variant's negative health effects were less severe than those of previous COVID-19 strains helped bolster investor sentiment, particularly in the US and Europe. Markets in Asia faced more challenges, however, including new pandemic-related travel restrictions in Japan and regulatory clampdowns in China, all of which resulted in a slump in stock performance in the region for the fourth quarter.

Late in the period (early 2022), stock market performance once again declined and most major indices ended up generating flat to slightly negative returns for the full six-month period. Central banks in many countries changed their stance regarding the presence of persistently high inflation, and began viewing rising prices as a potentially sustained, rather than transitory, situation. In response to the inflationary pressures, the US Federal Reserve (Fed), after announcing that it was doubling the pace of the “tapering” of its monthly bond purchases, also signaled its intention to begin increasing the target range of the benchmark federal funds rate in March 2022, after completing the tapering of the bond purchases. Other central banks began to take similar positions with regard to tightening monetary policy.

In addition, rising geopolitical tensions over the course of the six-month period reached a peak with the Russian invasion of Ukraine in late February, which helped drive global stock markets sharply lower. At period-end, the combination of heightened geopolitical uncertainty, substantial increases in energy prices, and ongoing concerns about global macroeconomic conditions had dampened investors’ enthusiasm for riskier assets, including global equities.

Q	Would you review the Fund’s overall investment approach?
A	When selecting investments for the portfolio, we examine mid- and large-capitalization stocks worldwide, including those in the emerging markets. From there, we strive to build a diversified** portfolio. In selecting securities for the portfolio, we look for “growth at a reasonable price,” and so there is a strong value component to our analysis. We seek to
**	Diversification does not assure a profit nor protect against loss.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 5

invest the Fund in companies that have not only been benefiting from operating efficiencies, as reflected in factors that include increased market share and revenues, but also in those that employ their capital efficiently. In particular, we emphasize strong free cash flow, because we believe that may provide companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends***.

We also look for stocks with attractive dividend yields as well as those trading at lower-than-market valuations.

Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer to invest in stocks of companies that we think have the highest potential upside relative to their downside.

Q	Late in the six-month period ended February 28, 2022, the Fund changed its name. Would you discuss that change and explain how it will affect Fund’s investment process going forward?
A	The name change formally recognizes our focus on investing the portfolio in what we view as sustainable companies. We believe that the environmental, social, and governance (ESG) analysis that we incorporate into our investment process for the Fund is an important tool that may help us to identify risks and opportunities, and it is an essential part of our fundamental research at the company, sector, and country levels.

Previously, Amundi US had integrated ESG considerations into its analysis, but with the name change this past February, ESG has become, by prospectus, an official part of the Fund’s investment approach. We believe that investing in companies with what we view as sustainable business models may help the Fund continue to pursue favorable performance over the long run.

Specifically, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund's ESG criteria. For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons – consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons – and the operation of thermal coal mines.

***	Dividends are not guaranteed.

6 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Q	Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund’s benchmark-relative performance during the six-month period ended February 28, 2022?
A	During the period, stock selection results were the primary driver of the Fund’s benchmark-relative outperformance, while sector allocation results provided additional support to relative returns. In terms of absolute performance, the Fund's top-performing sectors over the period were materials, energy, and industrials. With respect to the Fund's benchmark-relative results, positive contributions were led by portfolio overweight allocations to energy and financials, as well as stock selection within the information technology, health care, and industrials sectors. There were no material detractors from relative returns in terms of sector allocations during the period, although stock selection results in the energy, consumer discretionary, and consumer staples sectors detracted from the Fund’s benchmark-relative performance.

With regard to individual holdings, strong performers from a wide range of sectors and industries contributed to positive relative returns for the Fund over the six-month period. A position in European energy giant Shell was a key contributor to relative performance, as the company benefited from the steep increase in oil prices throughout the period. Canadian diversified natural resources firm Teck Resources was another positive contributor to the Fund’s relative results for the period, as the company’s focus on key industrial metals such as copper and zinc, as well as “steelmaking” coal, put it in a strong position to benefit from improving economic growth and rising commodities prices. Hensoldt, a German aerospace-and-defense company, aided the Fund’s relative performance in the latter part of the six-month period, as the stock price rose due to increased geopolitical tensions stemming from the Russia/Ukraine conflict. The Fund’s position in US bank Wells Fargo likewise benefited relative returns, as investors responded positively to the company’s strong financial results as well as prospects for improved net interest income as Treasury yields move higher. Finally, shares of AbbVie performed well over the period, boosted by strong sales of its immunology and oncology treatments.

Conversely, key detractors from the Fund’s benchmark-relative results among individual stock holdings over the period included positions in two Russian companies: energy specialist Rosneft Oil, and food-and-consumer goods retailer Magnit. Both stocks fell sharply near the end of the period in the wake of sanctions imposed against Russia by Western governments in response to the country’s invasion of Ukraine. We have retained both positions in the portfolio as of period-end. Also, the Fund's exposure to

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 7

Chinese internet and e-commerce giant Alibaba continued to weigh on relative performance, as the Chinese government's tightening of restrictions on many major technology companies added to investors’ concerns that US stock exchanges might eventually delist Chinese companies. The Fund's underweight position in Apple was another key detractor from relative performance, as the company posted solid gains during the period. Lastly, an overweight portfolio position in US e-commerce platform provider eBay detracted from the Fund’s relative results, as the company’s revenues and user base began to decline following a heightened period of activity in the earlier stages of the COVID-19 pandemic.

Q	Did the Fund have any exposure to derivatives during the six-month period ended February 28, 2022, and did those investments have an effect on performance?
A	During portions of the six-month period, the Fund employed derivative securities at a minimal level (primarily forward foreign currency exchange contracts, for hedging purposes), which had a negligible effect on performance.
Q	What is your outlook, and how is the Fund positioned heading into the second half of its fiscal year?
A	As the six-month period opened, the environment in the financial markets presented significant challenges. While we remained optimistic that the economic recovery could resume and continue after a slowdown, corporate earnings had rebounded from pandemic-induced lows, which contributed to valuations in both equity and fixed-income markets becoming elevated. We therefore increased the Fund’s cash position and focused on investing in companies that we felt had compelling stories and that could potentially benefit from a broader economic reopening as the pandemic began to ease. Conversely, we avoided investing in companies that had exposure to significant risks and that featured balance sheets with higher levels of leverage. In addition, we transitioned the portfolio to benchmark-relative underweight positions in several mega-cap technology stocks.

As the period progressed, we saw the emergence of new economic headwinds that confirmed our view that the path to a full recovery might be uneven across different regions. As noted earlier, the Fed and other central banks signaled future adoption of less-dovish monetary policies, and inflationary pressures grew more persistent in light of extended labor shortages as well as other factors.

8 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Near the end of the period, hostilities between Ukraine and Russia joined the lingering, if diminished, COVID-19 pandemic and changing monetary policies as catalysts for market volatility. As a result, we believe higher energy prices could further exacerbate the pre-existing inflationary pressures, and could slow global economic activity. Despite those issues, however, our base case is for a continuation of the economic expansion going forward.

Because of those factors, we have overweighted the portfolio to what we view as the high-quality value/cyclical areas of the market. Conversely, we have significantly underweighted the Fund to high-momentum growth stocks, and have minimized the portfolio's exposures to stocks of deep/distressed value companies with more-leveraged balance sheets, as we think such companies could face significant risks to future earnings.

From a geographic standpoint, some of the Fund’s most significant overweight allocations are in countries located in northeast Asia, including Japan and Korea, due to the significant valuation discounts we have seen in those markets. We have retained the portfolio’s exposures to European stocks, as we have sought to take advantage of what we view as attractive valuations in a region where the local economies could stand to benefit from an ongoing economic recovery. The US remains the country with the largest exposure in the portfolio on an absolute basis, a reflection of the strong economic recovery there, and healthy US consumer balance sheets. However, due to valuation concerns, we have continued to underweight the Fund to US large-cap growth technology stocks.

From a sector perspective, the Fund ended the six-month period with benchmark-relative overweights to sectors featuring companies that we feel could be positioned to benefit if our macroeconomic view turns out to be correct over the long run. Those sectors include financials, energy, and materials. Finally, the Fund has remained underweight to communication services, real estate, and utilities.

Please refer to the Schedule of Investments on pages 20–25 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions,

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 9

recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Portfolio Summary | 2/28/22

10 Largest Holdings
(As a percentage of total investments)*
1.	KB Financial Group, Inc.	3.99%
2.	Mitsubishi UFJ Financial Group, Inc.	3.70
3.	Shell Plc (A.D.R.)	3.67
4.	Pfizer, Inc.	3.31
5.	Anthem, Inc.	2.91
6.	Cognizant Technology Solutions Corp., Class A	2.79
7.	Teck Resources, Ltd., Class B	2.71
8.	AbbVie, Inc.	2.61
9.	Stellantis NV	2.58
10.	Hartford Financial Services Group, Inc.	2.57

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 11

Prices and Distributions | 2/28/22

Net Asset Value per Share

Class	2/28/22	8/31/21
A	$17.32	$21.08
C	$16.87	$20.57
K	$17.31	$21.10
R	$17.23	$20.95
Y	$17.36	$21.15

Distributions per Share: 9/1/21–2/28/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3483	$0.4649	$2.9633
C	$0.2138	$0.4649	$2.9633
K	$0.4277	$0.4649	$2.9633
R	$0.2815	$0.4649	$2.9633
Y	$0.4229	$0.4649	$2.9633

Index Definitions

The Morgan Stanley Capital International (MSCI) World NR† Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

†	NR (Net Return), which indicates that the returns for these indices approximate the minimum possible dividend reinvestment.

12 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 28, 2022)
				MSCI
	Net	Public	MSCI	All
	Asset	Offering	World	Country
	Value	Price	NR	World
Period	(NAV)	(POP)	Index	NR Index
10 years	10.59%	9.93%	10.73%	9.83%
5 years	12.07	10.75	12.05	11.44
1 year	14.15	7.59	10.74	7.81

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
1.32%	1.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 13

Performance Update | 2/28/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 28, 2022)
				MSCI
			MSCI	All
			World	Country
	If	If	NR	World
Period	Held	Redeemed	Index	NR Index
10 years	9.72%	9.72%	10.73%	9.83%
5 years	11.22	11.22	12.05	11.44
1 year	13.38	12.45	10.74	7.81

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
2.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 28, 2022)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	10.95%	10.73%	9.83%
5 years	12.57	12.05	11.44
1 year	14.66	10.74	7.81

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.84%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 15

Performance Update | 2/28/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 28, 2022)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	10.36%	10.73%	9.83%
5 years	11.69	12.05	11.44
1 year	13.79	10.74	7.81

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
1.68%	1.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

16 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 28, 2022)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	11.11%	10.73%	9.83%
5 years	12.57	12.05	11.44
1 year	14.65	10.74	7.81

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.97%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid

During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2021 through February 28, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account	$1,003.90	$1,000.40	$1,006.40	$1,002.70	$1,006.10
Value on 2/28/22
Expenses Paid	$5.66	$9.13	$3.48	$7.35	$3.48
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.14%, 1.84%, 0.70%, 1.48% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2021 through February 28, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account	$1,019.14	$1,015.67	$1,021.32	$1,017.46	$1,021.32
Value on 2/28/22
Expenses Paid	$5.71	$9.20	$3.51	$7.40	$3.51
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.14%, 1.84%, 0.70%, 1.48% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 19

Schedule of Investments | 2/28/22

(unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	COMMON STOCKS — 97.1% of Net Assets
	Aerospace & Defense — 1.9%
238,994	Hensoldt AG	$ 5,644,682
	Total Aerospace & Defense	$ 5,644,682
	Air Freight & Logistics — 1.9%
25,822	United Parcel Service, Inc., Class B	$ 5,433,465
	Total Air Freight & Logistics	$ 5,433,465
	Automobiles — 2.5%
406,900	Stellantis NV	$ 7,301,999
	Total Automobiles	$ 7,301,999
	Banks — 14.1%
288,569	ABN AMRO Bank NV (144A)	$ 3,827,248
684,224	Grupo Financiero Banorte S.A.B de CV, Class O	4,628,309
224,979	KB Financial Group, Inc.	11,290,580
1,685,300	Mitsubishi UFJ Financial Group, Inc.	10,474,250
1,004,043	NatWest Group Plc	3,056,392
117,848	UniCredit S.p.A.	1,500,496
119,177	Wells Fargo & Co.	6,360,477
	Total Banks	$ 41,137,752
	Beverages — 3.8%
134,700	Asahi Group Holdings, Ltd.	$ 5,460,667
25,888	Constellation Brands, Inc., Class A	5,581,971
	Total Beverages	$ 11,042,638
	Biotechnology — 3.3%
49,890	AbbVie, Inc.	$ 7,372,245
5,957(a)	Alnylam Pharmaceuticals, Inc.	940,312
21,634	Gilead Sciences, Inc.	1,306,694
	Total Biotechnology	$ 9,619,251
	Capital Markets — 1.4%
43,601	Euronext NV (144A)	$ 3,945,809
	Total Capital Markets	$ 3,945,809
	Chemicals — 1.5%
20,460	International Flavors & Fragrances, Inc.	$ 2,721,180
32,874	Mosaic Co.	1,723,584
	Total Chemicals	$ 4,444,764
	Communications Equipment — 0.8%
42,636	Cisco Systems, Inc.	$ 2,377,810
	Total Communications Equipment	$ 2,377,810

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Shares		Value
Construction Materials — 1.6%
104,464	CRH Plc	$ 4,693,182
	Total Construction Materials	$ 4,693,182
Diversified Telecommunication Services — 1.7%
270,700	Deutsche Telekom AG	$ 4,865,055
	Total Diversified Telecommunication Services	$ 4,865,055
Electrical Equipment — 2.5%
18,277	Eaton Corp. Plc	$ 2,819,958
7,478(a)	Generac Holdings, Inc.	2,359,085
173,500	Mitsubishi Electric Corp.	2,091,096
	Total Electrical Equipment	$ 7,270,139
Electronic Equipment, Instruments & Components — 0.9%
15,233	CDW Corp.	$ 2,627,083
	Total Electronic Equipment, Instruments & Components	$ 2,627,083
Entertainment — 0.9%
21,192	Electronic Arts, Inc.	$ 2,756,867
	Total Entertainment	$ 2,756,867
Food & Staples Retailing — 2.0%
26,745	Magnit PJSC	$ 214,027
112,800	Seven & i Holdings Co., Ltd.	5,500,501
	Total Food & Staples Retailing	$ 5,714,528
Food Products — 1.4%
163,225	Associated British Foods Plc	$ 4,167,435
	Total Food Products	$ 4,167,435
Health Care Providers & Services — 2.8%
18,184	Anthem, Inc.	$ 8,216,440
	Total Health Care Providers & Services	$ 8,216,440
Hotels, Restaurants & Leisure — 1.3%
25,855	Darden Restaurants, Inc.	$ 3,754,663
	Total Hotels, Restaurants & Leisure	$ 3,754,663
Household Durables — 1.6%
44,600	Sony Group Corp.	$ 4,566,341
	Total Household Durables	$ 4,566,341
Insurance — 6.8%
104,772	Hartford Financial Services Group, Inc.	$ 7,279,559
192,500	Ping An Insurance Group Co. of China, Ltd., Class H	1,487,918
42,899	Progressive Corp.	4,544,291
29,521	Willis Towers Watson Plc	6,562,518
	Total Insurance	$ 19,874,286

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 21

Schedule of Investments | 2/28/22

(unaudited) (continued)

Shares		Value
	Interactive Media & Services — 2.1%
2,272(a)	Alphabet, Inc., Class A	$ 6,136,990
	Total Interactive Media & Services	$ 6,136,990
	Internet & Direct Marketing Retail — 3.1%
358,100(a)	Alibaba Group Holding, Ltd.	$ 4,728,986
77,954	eBay, Inc.	4,255,509
	Total Internet & Direct Marketing Retail	$ 8,984,495
	IT Services — 5.2%
91,635	Cognizant Technology Solutions Corp., Class A	$ 7,892,523
58,530	International Business Machines Corp.	7,170,510
	Total IT Services	$ 15,063,033
	Metals & Mining — 3.7%
136,908	Barrick Gold Corp.	$ 3,090,014
212,936	Teck Resources, Ltd., Class B	7,655,049
	Total Metals & Mining	$ 10,745,063
	Oil, Gas & Consumable Fuels — 6.6%
29,471	Marathon Petroleum Corp.	$ 2,294,907
76,183	MPLX LP	2,497,279
91,383(a)	Range Resources Corp.	2,097,240
553,394	Rosneft Oil Co. PJSC	1,820,666
197,855	Shell Plc (A.D.R.)	10,365,623
	Total Oil, Gas & Consumable Fuels	$ 19,075,715
	Pharmaceuticals — 3.7%
31,200	Eisai Co., Ltd.	$ 1,556,086
199,362	Pfizer, Inc.	9,358,052
	Total Pharmaceuticals	$ 10,914,138
	Semiconductors & Semiconductor Equipment — 10.4%
16,083(a)	Advanced Micro Devices, Inc.	$ 1,983,677
57,690	Micron Technology, Inc.	5,126,333
44,705	MKS Instruments, Inc.	6,732,573
5,246	NVIDIA Corp.	1,279,237
40,150	QUALCOMM, Inc.	6,905,399
228,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,854,585
66,800	Ulvac, Inc.	3,330,937
	Total Semiconductors & Semiconductor Equipment	$ 30,212,741
	Software — 2.5%
17,184	Microsoft Corp.	$ 5,134,407
28,431	Oracle Corp.	2,159,903
	Total Software	$ 7,294,310

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Shares		Value
Specialty Retail — 0.5%
788(a)	AutoZone, Inc.	$ 1,468,351
	Total Specialty Retail	$ 1,468,351
Technology Hardware, Storage & Peripherals — 2.5%
360,069	Hewlett Packard Enterprise Co.	$ 5,732,298
24,380	Samsung Electronics Co., Ltd.	1,470,944
	Total Technology Hardware, Storage & Peripherals	$ 7,203,242
Textiles, Apparel & Luxury Goods — 0.8%
57,523	Tapestry, Inc.	$ 2,352,691
	Total Textiles, Apparel & Luxury Goods	$ 2,352,691
Trading Companies & Distributors — 1.3%
70,257(a)	AerCap Holdings NV	$ 3,824,089
	Total Trading Companies & Distributors	$ 3,824,089
TOTAL COMMON STOCKS
	(Cost $242,206,999)	$282,729,047
SHORT TERM INVESTMENTS — 2.7% of Net Assets
Open-End Fund — 2.7%
7,982,241	Dreyfus Government Cash Management, Institutional
	Shares, 0.03%(b)	$ 7,982,241
$ 7,982,241
TOTAL SHORT TERM INVESTMENTS
	(Cost $7,982,240)	$ 7,982,241
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8%
	(Cost $250,189,239)	$290,711,288

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
OVER THE COUNTER (OTC) CALL
OPTIONS — (0.0%)†
(85)	Teck	Citigroup Global
	Resources,	Markets, Ltd.	USD 13,246	USD 38.00	3/18/22	$ (6,758)
Ltd.
(59)	Mosaic Co.	Citigroup Global
		Markets, Ltd.	USD 13,349	USD 53.00	3/18/22	(13,570)
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS WRITTEN
	(Premiums received $(26,595))					$ (20,328)
	OTHER ASSETS AND LIABILITIES — 0.2%					$ 525,241
	NET ASSETS — 100.0%					$291,216,201

(A.D.R.)	American Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2022, the value of these securities amounted to $7,773,057, or 2.7% of net assets.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 23

Schedule of Investments | 2/28/22

(unaudited) (continued)

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at February 28, 2022.
†	Amount rounds to less than 0.1%.

Distribution of investments by country of domicile (excluding short term investments) as a percentage of total investments in securities, is as follows:

United States	52.6%
Japan	11.7
United Kingdom	8.6
Netherlands	5.3
South Korea	4.5
Canada	3.8
Germany	3.7
Ireland	3.0
China	2.2
Taiwan	1.7
Mexico	1.7
Other (individually less than 1%)	1.2
100.0%

Purchases and sales of securities (excluding short term investments) for the six months ended February 28, 2022, aggregated $95,828,790 and $93,781,878, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2022, the Fund did not engage in any cross trade activity.

At February 28, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $250,909,642 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 52,477,827
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(12,696,509)
Net unrealized appreciation	$ 39,781,318

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

The following is a summary of the inputs used as of February 28, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$5,644,682	$—	$5,644,682
Automobiles	—	7,301,999	—	7,301,999
Banks	10,988,786	30,148,966	—	41,137,752
Beverages	5,581,971	5,460,667	—	11,042,638
Capital Markets	—	3,945,809	—	3,945,809
Construction Materials	—	4,693,182	—	4,693,182
Diversified Telecommunication
Services	—	4,865,055	—	4,865,055
Electrical Equipment	5,179,043	2,091,096	—	7,270,139
Food & Staples Retailing	214,027	5,500,501	—	5,714,528
Food Products	—	4,167,435	—	4,167,435
Household Durables	—	4,566,341	—	4,566,341
Insurance	18,386,368	1,487,918	—	19,874,286
Internet & Direct
Marketing Retail	4,255,509	4,728,986	—	8,984,495
Pharmaceuticals	9,358,052	1,556,086	—	10,914,138
Semiconductors &
Semiconductor Equipment	22,027,219	8,185,522	—	30,212,741
Technology Hardware,
Storage & Peripherals	5,732,298	1,470,944	—	7,203,242
All Other Common Stocks	105,190,585	—	—	105,190,585
Open-End Fund	7,982,241	—	—	7,982,241
Total Investments in Securities	$194,896,099	$95,815,189	$—	$290,711,288
Other Financial Instruments
Over The Counter (OTC)
Call Options	$—	$(20,328)	$—	$(20,328)
Total Other Financial Instruments $	—	$(20,328)	$—	$(20,328)

During the six months ended February 28, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 25

Statement of Assets and Liabilities | 2/28/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $250,189,239)	$290,711,288
Cash	56,000
Foreign currencies, at value (cost $345,580)	343,948
Receivables —
Investment securities sold	1,305,893
Fund shares sold	732,397
Dividends	1,186,082
Interest	157
Due from the Adviser	5,785
Other assets	60,424
Total assets	$294,401,974
LIABILITIES:
Payables —
Investment securities purchased	$ 2,415,339
Fund shares repurchased	557,474
Distributions	2,164
Trustees’ fees	1,604
Written options outstanding (net premiums received $26,595)	20,328
Due to affiliates	40,387
Accrued expenses	148,477
Total liabilities	$ 3,185,773
NET ASSETS:
Paid-in capital	$249,592,247
Distributable earnings	41,623,954
Net assets	$291,216,201
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $163,902,612/9,464,599 shares)	$ 17.32
Class C (based on $9,196,141/545,150 shares)	$ 16.87
Class K (based on $67,183,790/3,881,718 shares)	$ 17.31
Class R (based on $16,399,442/951,934 shares)	$ 17.23
Class Y (based on $34,534,216/1,988,828 shares)	$ 17.36
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $17.32 net asset value per share/100%-5.75%
maximum sales charge)	$ 18.38

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 2/28/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $199,968)	$ 3,223,850
Interest from unaffiliated issuers	470
Total Investment Income		$ 3,224,320
EXPENSES:
Management fees	$ 950,359
Administrative expenses	74,979
Transfer agent fees
Class A	117,288
Class C	4,533
Class K	45
Class R	21,887
Class Y	24,480
Distribution fees
Class A	210,889
Class C	48,629
Class R	43,060
Shareowner communications expense	48,212
Custodian fees	29,485
Registration fees	28,784
Professional fees	30,473
Printing expense	30,081
Pricing fees	2,248
Trustees’ fees	4,597
Insurance expense	224
Miscellaneous	26,913
Total expenses		$ 1,697,166
Less fees waived and expenses reimbursed by the Adviser		(182,739)
Net expenses		$ 1,514,427
Net investment income		$ 1,709,893
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 13,855,648
Class actions	60,705
Forward foreign currency exchange contracts	(10,260)
Other assets and liabilities denominated in foreign currencies	(65,574)	$ 13,840,519
Change in net unrealized appreciation (depreciation)
Investments in unaffiliated issuers	$(14,328,906)
Written options	6,267
Other assets and liabilities denominated in foreign currencies	(27,683)	$(14,350,322)
Net realized and unrealized gain (loss) on investments		$ (509,803)
Net increase in net assets resulting from operations		$ 1,200,090

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 27

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/22	Ended
	(unaudited)	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 1,709,893	$ 4,396,191
Net realized gain (loss) on investments	13,840,519	56,670,886
Change in net unrealized appreciation (depreciation)
on investments	(14,350,322)	16,925,483
Net increase in net assets resulting
from operations	$ 1,200,090	$ 77,992,560
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($3.78 and $0.15 per share, respectively)	$ (30,532,917)	$ (1,297,377)
Class C ($3.64 and $— per share, respectively)	(1,705,386)	—
Class K ($3.86 and $0.22 per share, respectively)	(12,635,378)	(759,329)
Class R ($3.71 and $0.09 per share, respectively)	(3,071,938)	(74,996)
Class Y ($3.85 and $0.23 per share, respectively)	(5,062,770)	(197,723)
Total distributions to shareowners	$ (53,008,389)	$ (2,329,425)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 20,951,349	$ 25,711,397
Reinvestment of distributions	51,700,728	2,251,056
Cost of shares repurchased	(23,128,082)	(37,609,554)
Net increase (decrease) in net assets resulting from
Fund share transactions	$ 49,523,995	$ (9,647,101)
Net increase (decease) in net assets	$ (2,284,304)	$ 66,016,034
NET ASSETS:
Beginning of period	$293,500,505	$227,484,471
End of period	$291,216,201	$293,500,505

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/22	2/28/22	Ended	Ended
	Shares	Amount	8/31/21	8/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	265,509	$ 5,081,361	507,267	$ 9,478,129
Reinvestment of distributions	1,723,938	29,878,393	71,731	1,264,653
Less shares repurchased	(629,662)	(12,112,424)	(1,091,102)	(19,937,408)
Net increase (decrease)	1,359,785	$ 22,847,330	(512,104)	$ (9,194,626)
Class C
Shares sold	38,013	$ 719,338	85,866	$ 1,567,182
Reinvestment of distributions	101,692	1,705,149	—	—
Less shares repurchased	(96,826)	(1,871,177)	(235,518)	(4,184,161)
Net increase (decrease)	42,879	$ 553,310	(149,652)	$ (2,616,979)
Class K
Shares sold	906	$ 16,166	46,376	$ 949,283
Reinvestment of distributions	726,343	12,624,111	43,157	759,133
Less shares repurchased	(113,550)	(2,190,705)	(250,916)	(4,982,742)
Net increase (decrease)	613,699	$ 10,449,572	(161,383)	$ (3,274,326)
Class R
Shares sold	113,114	$ 2,052,429	161,402	$ 3,095,562
Reinvestment of distributions	178,778	3,071,729	4,268	74,993
Less shares repurchased	(176,128)	(3,246,384)	(232,886)	(4,273,668)
Net increase (decrease)	115,764	$ 1,877,774	(67,216)	$ (1,103,113)
Class Y
Shares sold	710,482	$ 13,082,055	525,121	$ 10,621,241
Reinvestment of distributions	253,622	4,421,346	8,632	152,277
Less shares repurchased	(197,960)	(3,707,392)	(227,567)	(4,231,575)
Net increase	766,144	$ 13,796,009	306,186	$ 6,541,943

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 29

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class A
Net asset value, beginning of period	$ 21.08	$ 15.69	$ 13.56	$ 16.26	$ 15.77	$ 13.43
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.30	$ 0.15	$ 0.23	$ 0.16	$ 0.11
Net realized and unrealized gain (loss) on investments	(0.08)	5.24	2.12	(1.63)	1.38	2.40
Net increase (decrease) from investment operations	$ 0.02	$ 5.54	$ 2.27	$ (1.40)	$ 1.54	$ 2.51
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.15)	$ (0.14)	$ (0.08)	$ (0.21)	$ (0.17)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)	—
Total distributions	$ (3.78)	$ (0.15)	$ (0.14)	$ (1.30)	$ (1.05)	$ (0.17)
Net increase (decrease) in net asset value	$ (3.76)	$ 5.39	$ 2.13	$ (2.70)	$ 0.49	$ 2.34
Net asset value, end of period	$ 17.32	$ 21.08	$ 15.69	$ 13.56	$ 16.26	$ 15.77
Total return (b)	0.39%(c)(f)	35.53%	16.78%	(8.62)%(d)	10.01%	18.89%
Ratio of net expenses to average net assets	1.14%(e)	1.15%	1.15%	1.16%	1.24%	1.27%
Ratio of net investment income (loss) to average net assets	1.06%(e)	1.60%	1.05%	1.64%	0.99%	0.79%
Portfolio turnover rate	33%(c)	91%	112%	87%	98%	85%
Net assets, end of period (in thousands)	$163,903	$170,823	$135,175	$130,777	$157,633	$78,417
Ratios with no waiver of fees and assumption of
paid indirectly:
Total expenses to average net assets	1.24%(e)	1.32%	1.39%	1.36%	1.40%	1.46%
Net investment income (loss) to average net assets	0.96%(e)	1.43%	0.81%	1.44%	0.83%	0.60%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)% .
(e)	Annualized.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended February 28, 2022, the total return would have been 0.34%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class C
Net asset value, beginning of period	$ 20.57	$ 15.29	$ 13.20	$ 15.88	$ 15.42	$ 13.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03	$ 0.14	$ 0.04	$ 0.12	$ 0.04	$ 0.01
Net realized and unrealized gain (loss) on investments	(0.09)	5.14	2.05	(1.58)	1.34	2.34
Net increase (decrease) from investment operations	$ (0.06)	$ 5.28	$ 2.09	$ (1.46)	$ 1.38	$ 2.35
Distributions to shareowners:
Net investment income	$ (0.21)	$ —	$ —	$ —	$ (0.08)	$ (0.06)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)	—
Total distributions	$ (3.64)	$ —	$ —	$ (1.22)	$ (0.92)	$ (0.06)
Net increase (decrease) in net asset value	$ (3.70)	$ 5.28	$ 2.09	$ (2.68)	$ 0.46	$ 2.29
Net asset value, end of period	$ 16.87	$ 20.57	$ 15.29	$ 13.20	$ 15.88	$ 15.42
Total return (b)	0.04%(c)(f)	34.53%	15.83%	(9.34)%(d)	9.15%	18.00%
Ratio of net expenses to average net assets	1.84%(e)	1.92%	1.91%	1.92%	1.97%	2.00%
Ratio of net investment income (loss) to average net assets	0.36%(e)	0.79%	0.28%	0.85%	0.28%	0.07%
Portfolio turnover rate	33%(c)	91%	112%	87%	98%	85%
Net assets, end of period (in thousands)	$ 9,196	$10,330	$ 9,970	$11,938	$26,444	$12,056
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.95%(e)	2.06%	2.10%	2.06%	2.13%	2.19%
Net investment income (loss) to average net assets	0.25%(e)	0.65%	0.09%	0.71%	0.12%	(0.12)%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)% .
(e)	Annualized.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended February 28, 2022, the total return would have been (0.02)% .

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 31

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class K
Net asset value, beginning of period	$ 21.10	$ 15.70	$ 13.56	$ 16.28	$ 15.81	$ 13.47
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.14	$ 0.38	$ 0.21	$ 0.29	$ 0.22	$ 0.18
Net realized and unrealized gain (loss) on investments	(0.07)	5.24	2.14	(1.64)	1.39	2.40
Net increase (decrease) from investment operations	$ 0.07	$ 5.62	$ 2.35	$ (1.35)	$ 1.61	$ 2.58
Distributions to shareowners:
Net investment income	$ (0.43)	$ (0.22)	$ (0.21)	$ (0.15)	$ (0.30)	$ (0.24)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)	—
Total distributions	$ (3.86)	$ (0.22)	$ (0.21)	$ (1.37)	$ (1.14)	$ (0.24)
Net increase (decrease) in net asset value	$ (3.79)	$ 5.40	$ 2.14	$ (2.72)	$ 0.47	$ 2.34
Net asset value, end of period	$ 17.31	$ 21.10	$ 15.70	$ 13.56	$ 16.28	$ 15.81
Total return (b)	0.64%(c)(f)	36.10%	17.36%	(8.24)%(d)	10.47%	19.44%
Ratio of net expenses to average net assets	0.70%(e)	0.70%	0.70%	0.71%	0.80%	0.79%
Ratio of net investment income (loss) to average net assets	1.50%(e)	2.05%	1.50%	2.09%	1.35%	1.26%
Portfolio turnover rate	33%(c)	91%	112%	87%	98%	85%
Net assets, end of period (in thousands)	$67,184	$68,962	$53,826	$43,813	$55,602	$56,693
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.81%(e)	0.84%	0.89%	0.85%	0.96%	0.98%
Net investment income (loss) to average net assets	1.39%(e)	1.91%	1.31%	1.95%	1.19%	1.07%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)% .
(e)	Annualized.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended February 28, 2022, the total return would have been 0.58%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class R
Net asset value, beginning of period	$ 20.95	$ 15.60	$ 13.47	$ 16.15	$ 15.65	$ 13.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.22	$ 0.10	$ 0.17	$ 0.09	$ 0.08
Net realized and unrealized gain (loss) on investments	(0.08)	5.22	2.10	(1.60)	1.39	2.36
Net increase (decrease) from investment operations	$ (0.01)	$ 5.44	$ 2.20	$ (1.43)	$ 1.48	$ 2.44
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.09)	$ (0.07)	$ (0.03)	$ (0.14)	$ (0.15)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)	—
Total distributions	$ (3.71)	$ (0.09)	$ (0.07)	$ (1.25)	$ (0.98)	$ (0.15)
Net increase (decrease) in net asset value	$ (3.72)	$ 5.35	$ 2.13	$ (2.68)	$ 0.50	$ 2.29
Net asset value, end of period	$ 17.23	$ 20.95	$ 15.60	$ 13.47	$ 16.15	$ 15.65
Total return (b)	0.27%(c)(f)	34.98%	16.38%	(8.98)%(d)	9.68%	18.47%
Ratio of net expenses to average net assets	1.48%(e)	1.54%	1.49%	1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets	0.72%(e)	1.20%	0.71%	1.24%	0.58%	0.54%
Portfolio turnover rate	33%(c)	91%	112%	87%	98%	85%
Net assets, end of period (in thousands)	$16,399	$17,520	$14,090	$15,706	$20,733	$17,587
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.58%(e)	1.68%	1.67%	1.73%	1.75%	1.75%
Net investment income (loss) to average net assets	0.62%(e)	1.06%	0.53%	1.06%	0.38%	0.34%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)% .
(e)	Annualized.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended February 28, 2022, the total return would have been 0.21%.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 33

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class Y
Net asset value, beginning of period	$ 21.15	$ 15.74	$ 13.61	$ 16.33	$ 15.83	$ 13.50
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.39	$ 0.21	$ 0.29	$ 0.22	$ 0.18
Net realized and unrealized gain (loss) on investments	(0.09)	5.25	2.14	(1.63)	1.39	2.40
Net increase (decrease) from investment operations	$ 0.06	$ 5.64	$ 2.35	$ (1.34)	$ 1.61	$ 2.58
Distributions to shareowners:
Net investment income	$ (0.42)	$ (0.23)	$ (0.22)	$ (0.16)	$ (0.27)	$ (0.25)
Net realized gain	(3.43)	—	—	(1.22)	(0.84)	—
Total distributions	$ (3.85)	$ (0.23)	$ (0.22)	$ (1.38)	$ (1.11)	$ (0.25)
Net increase (decrease) in net asset value	$ (3.79)	$ 5.41	$ 2.13	$ (2.72)	$ 0.50	$ 2.33
Net asset value, end of period	$ 17.36	$ 21.15	$ 15.74	$ 13.61	$ 16.33	$ 15.83
Total return (b)	0.61%(c)	36.10%	17.29%	(8.19)%(d)	10.50%	19.45%
Ratio of net expenses to average net assets	0.70%(e)	0.70%	0.70%	0.72%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.53%(e)	2.06%	1.50%	2.06%	1.36%	1.22%
Portfolio turnover rate	33%(c)	91%	112%	87%	98%	85%
Net assets, end of period (in thousands)	$34,534	$25,865	$14,424	$16,765	$26,007	$12,947
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.00%(e)	0.97%	1.01%	0.98%	1.07%	1.10%
Net investment income (loss) to average net assets	1.23%(e)	1.79%	1.19%	1.80%	1.09%	0.92%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)% .
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Notes to Financial Statements | 2/28/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Sustainable Equity Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. Prior to February 15, 2022, the Fund was known as Pioneer Global Equity Fund.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 35

through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S.security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

36 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 37

At February 28, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry broker valuation model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex- dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,

38 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the year ended August 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$2,329,425
Total	$2,329,425

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 7,002,093
Undistributed long-term capital gains	34,470,615
Capital loss carryforward	(2,149,339)
Current year dividend payable	(2,239)
Net unrealized appreciation	54,111,123
Total	$93,432,253

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of forward currency, and tax basis adjustments on partnerships.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 39

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $6,309 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2022.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from

40 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 41

adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

42 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

H.	Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the six months ended February 28, 2022, was $(6,776). Open written options contracts at February 28, 2022, are listed in the Schedule of Investments.

I.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

During the six months ended February 28, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 43

dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended February 28, 2022, was $0. There were no open forward foreign currency exchange contracts outstanding at February 28, 2022.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the six months ended February 28, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.15%, 2.15%, 0.70%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended February 28, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $26,607 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the six months ended February 28, 2022, the Fund paid $4,597 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At February 28, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,604.

44 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$42,091
Class C	2,348
Class K	—
Class R	2,080
Class Y	1,693
Total	$48,212

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $13,780 in distribution fees payable to the Distributor at February 28, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 45

provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2022, CDSCs in the amount of $843 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2022, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

46 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Call options written	$ —	$ —	$ —	$20,328	$ —
Total Value	$ —	$ —	$ —	$20,328	$ —

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 47

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2022 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Forward foreign
currency exchange
contracts	$ —	$ —	$(10,260)	$ —	$ —
Total Value	$ —	$ —	$(10,260)	$ —	$ —
Net change in
unrealized
appreciation
(depreciation) on:
Options written	$ —	$ —	$ —	$6,267	$ —
Total Value	$ —	$ —	$ —	$6,267	$ —

8. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

9. Changes to the Fund's Name and Principal Investment Strategies

Effective February 15, 2022, the Fund’s name changed to “Pioneer Global Sustainable Equity Fund.”

Effective February 15, 2022, in making investments, Amundi US seeks to identify companies with sustainable business models, including by evaluating environmental, social and governance (ESG) practices. In keeping with this focus, the Fund applies ESG criteria to its investments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund’s ESG criteria.

For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to Amundi US, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.

48 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Equity Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 49

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

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Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 51

costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability

52 Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22

also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/22 53

Trustees, Officers and Service Providers

Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Officers Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19129-16-0422

Pioneer High Income Municipal Fund

Semiannual Report | February 28, 2022

A: PIMAX	C: HICMX	Y: HIMYX

visit us: www.amundi.com/us

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

April 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 3

Portfolio Management Discussion | 2/28/22

In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund* during the six-month period ended February 28, 2022. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended February 28, 2022?
A	Pioneer High Income Municipal Fund’s Class A shares returned -2.38% at net asset value during the six-month period ended February 28, 2022, while the Fund’s benchmark, the Bloomberg US Municipal High Yield Bond Index (the Bloomberg Index), returned -2.54%. During the same period, the average return of the 199 mutual funds in Morningstar’s High-Yield Municipal Funds category was -3.21%.
Q	How would you describe the investment environment in the municipal bond market during the six-month period ended February 28, 2022?
A	High-yield municipal bonds lost ground during the past six months, due to two key developments. First, the US Federal Reserve (Fed) confirmed its intention to combat persistent inflation by ending its quantitative easing (bond purchase) program and starting to raise the target range of the benchmark federal funds rate once it had finished tapering its monthly bond purchases, likely in March of 2022. Expectations for the potential number of Fed rate hikes in 2022 increased steadily in tandem with the persistent rise in inflation, with investors coming to anticipate as many as six or seven quarter-point increases in the federal funds rate target range over the full year. Although high-yield municipals have tended to have less interest-rate sensitivity than the bond market as a whole, the rise in US Treasury yields that occurred in response to the signaled shift in Fed policy weighed on all areas of the fixed-income market.

The second major factor affecting the performance of high-yield municipal bonds during the six-month period was Russia’s late-February invasion of Ukraine, which drove significant, across-the-board weakness

*	The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Pioneer High Income Municipal Portfolio (the “Portfolio”), which has the same investment objective and policies as the Fund. Unless otherwise indicated, references to the Fund include the Portfolio.

4 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

in the markets for higher-risk assets. Investors reacted not only to the mounting uncertainty stemming from the military conflict, but also to the potential for rising commodity prices, worsening supply-chain disruptions (already under stress due to COVID-19-related factors), and a further acceleration in the pace of inflation. The increased geopolitical uncertainty contributed to the worst sell-off in the high-yield municipal bond market since the COVID-19-driven downturn of early 2020.

On the positive side, fundamentals within the municipal bond market remained firm over the period. The combination of last year’s federal aid packages, the gradual reopening of the economy as the pandemic began to ease, and rising tax receipts, led to a steady improvement in the financial health of municipal issuers in general, and high-yield issuers in particular.

Q	What factors affected the Fund’s performance relative to the Bloomberg Index during the six-month period ended February 28, 2022?
A	Although the Fund posted a negative absolute return for the six-month period, it held up relatively well compared with its benchmark. We believe the Fund’s favorable results versus the Bloomberg Index for the period largely reflected our focus on individual security selection. We strive to invest the Fund in what we have determined to be the most attractive credits within the high-yield municipal bond universe, rather than trying to match the holdings in the benchmark.

Security selection results within the special tax and housing sectors were particularly beneficial to the Fund’s relative performance during the period. (A special tax bond is a hybrid security that combines features of a general obligation bond and a  revenue bond. As a revenue bond, the special tax bond services its debt from special taxation funds. As a general obligation bond, it is secured by the  full faith and credit of the municipal issuer.)

Likewise, a portfolio overweight to tobacco bonds, which have been a key driver of the Fund’s relative returns over time, continued to aid results for the past six months. (Tobacco bonds are revenue bonds sold by certain states that are backed by annual payments to the government entities by tobacco companies in connection with the settlement of litigation claims.)

We have found tobacco bonds to be attractive investments, not only for their potential to enhance the Fund's performance, but also for the benefits received by the settling states that issue tobacco bonds since the establishment of the Master Settlement Agreement between the settling

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 5

states and the tobacco-related companies several years ago. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths.

On the other hand, the Fund lost some benchmark-relative performance during the period due to holding underweight positions in many of the largest individual issuers within the high-yield municipal segment. Still, we believe it is more important to maintain diversification** within the portfolio, and to focus on the strongest individual issues, rather than taking excessive portfolio weightings in what we believe to be weaker credits for the purpose of gaining short-term relative performance. Along this same line, an underweight to Puerto Rico-issued bonds detracted from the Fund’s benchmark-relative returns for the period. We believe the Fund’s underweight positioning in Puerto Rico is appropriate, given the higher sensitivity of Puerto Rico’s issues to shifts in investors’ risk appetites, particularly in light of the uncertainty surrounding the Russia-Ukraine conflict.

With respect to individual holdings, a position in behavioral health center bonds issued by the Southwestern Illinois Development Authority was a key contributor to the Fund’s positive relative performance over the period. The Fund’s holdings in continuing care retirement center bonds issued by the Massachusetts State Development Financing Authority also aided relative returns. Conversely, senior living facility bonds issued by the New Hope Cultural Educational Facilities Financing Corporation (Texas), and tobacco settlement bonds issued by Suffolk County (New York), were among the key detractors from benchmark-relative results.

Q	Did the Fund’s distributions*** to shareholders change during the six-month period ended February 28, 2022?
A	The Fund’s monthly distribution rate remained unchanged over the six-month period.
Q	Did the Fund have any exposure to derivative securities during the period?
A	The Fund had no exposure to derivatives during the six-month period.
**	Diversification does not assure a profit not protect against loss.
***	Distributions are not guaranteed.

6 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

Q	What were some notable aspects of your investment activity in managing the Fund over the six-month period ended February 28, 2022?
A	We maintained the Fund’s tactical allocation to investment-grade municipals during the period, as we have remained selective with regard to seeking investments in high-yield issues that meet our strict fundamental and relative-value objectives. We gradually reduced the size of the Fund's allocation to investment-grade municipals as the period progressed, in an attempt to capitalize on other opportunities as they arose. The Fund had approximately 20% of its assets allocated to investment-grade municipal debt at the close of the period, versus a 25% stake six months earlier. We also raised the Fund’s cash weighting to help augment portfolio liquidity during what was a volatile period in the fixed-income markets.
Q	What is your investment outlook?
A	We see the potential for further market volatility given the broad uncertainties surrounding inflation, future Fed policy, and developments on the geopolitical front. However, credit conditions have remained stable across the municipal bond landscape, and we believe the odds of a wholesale rise in default risk to be quite low. The ratio of ratings upgrades to downgrades within the municipal market has remained favorable as well. In our view, those factors indicate that the recent weakness in prices has not been accompanied by a meaningful decline in municipal market fundamentals. We would also note that the market downturn over the past six months has caused the ratio of tax-exempt yields to US Treasury yields, or the Municipal-to-Treasury ratio, to rise. That has typically been an indication of improving value in the market. The higher the ratio, the more attractive municipals are relative to Treasuries, given that municipal bonds are (federal) tax-exempt and Treasuries are not. Not least, the large amount of municipal debt scheduled to mature in the coming year is expected to provide continued support for the market’s supply-and-demand outlook.

As has often been the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining an appropriate level of portfolio diversification. We also seek to avoid experiencing defaults in the portfolio through our emphasis on fundamental research. That approach was successful over the past six months, as the Fund did not have any exposure to bonds that defaulted.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 7

We believe this steady, long-term approach remains the most effective way to identify solid investment opportunities, and may help minimize the risk that comes with investing in the high-yield municipal market.

Please refer to the Schedule of Investments on pages 43–62 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

8 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 9

Portfolio Summary | 2/28/22

† Amount rounds to less than 0.1%.

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

10 Largest Holdings(a)
(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority Senior Class 2,
	Series B-2, 5.00%, 6/1/55	4.56%
2.	Golden State Tobacco Securitization Corp., Series A-1, 4.214%, 6/1/50	3.05
3.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-1,
	5.00%, 7/1/58	2.41
4.	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	2.21
5.	Commonwealth of Puerto Rico, Series A, 8.00%, 7/1/35	1.97
6.	Arkansas Development Finance Authority Big River Steel Project,
	4.50%, 9/1/49 (144A)	1.79
7.	Golden State Tobacco Securitization Corp., Series A-1, 5.00%, 6/1/47	1.61
8.	Metropolitan Pier & Exposition Authority McCormick Place Expansion,
	5.00%, 6/15/50	1.48
9.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-2,
	4.784%, 7/1/58	1.40
10.	Metropolitan Pier & Exposition Authority McCormick Place Expansion,
	5.00%, 6/15/57	1.35

(a)	The Fund invests as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), and owns a pro rata interest in the Portfolio's net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at February 28, 2022 are based on the holdings of the Portfolio. For more complete details about the Portfolio's investment portfolio, see page 47.
*	Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 11

Prices and Distributions | 2/28/22

Net Asset Value per Share

Class	2/28/22	8/31/21
A	$7.25	$7.56
C	$7.26	$7.57
Y	$7.15	$7.46

Distributions per Share: 9/1/21–2/28/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1320	$ —	$ —
C	$0.1031	$ —	$ —
Y	$0.1395	$ —	$ —

Index Definitions

The Bloomberg U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 13–15.

12 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2022)
			Bloomberg
	Net	Public	U.S.
	Asset	Offering	Municipal
	Value	Price	High Yield
Period	(NAV)	(POP)	Bond Index
10 years	5.01%	4.53%	5.92%
5 years	4.53	3.57	6.07
1 year	2.31	-2.35	3.46

Expense Ratio
(Per prospectus dated December 29, 2021)
(as revised March 16, 2022)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 13

Performance Update | 2/28/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2022)
			Bloomberg
			U.S.
			Municipal
	If	If	High Yield
Period	Held	Redeemed	Bond Index
10 years	4.22%	4.22%	5.92%
5 years	3.76	3.76	6.07
1 year	1.53	0.54	3.46

Expense Ratio
(Per prospectus dated December 29, 2021)
(as revised March 16, 2022)
Gross
1.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2022)
		Bloomberg
	Net	U.S.
	Asset	Municipal
	Value	High Yield
Period	(NAV)	Bond Index
10 years	5.20%	5.92%
5 years	4.74	6.07
1 year	2.40	3.46

Expense Ratio
(Per prospectus dated December 29, 2021)
(as revised March 16, 2022)
Gross	Net
0.67%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2021 through February 28, 2022.

Share Class*	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account Value	$976.20	$972.40	$976.80
(after expenses) on 2/28/22
Expenses Paid	$4.02	$7.73	$2.70
During Period**

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio’s allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.58%, and 0.55% for Class A, Class C, and Class Y, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2021 through February 28, 2022.

Share Class*	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account Value	$1,020.73	$1,016.96	$1,022.07
(after expenses) on 2/28/22
Expenses Paid	$4.11	$7.90	$2.76
During Period**

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.58%, and 0.55% for Class A, Class C, and Class Y, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 17

Statement of Assets and Liabilities | 2/28/22

(unaudited)

ASSETS:
Investments in Pioneer High Income Municipal Portfolio, at value	$1,988,174,311
Receivables —
Fund shares sold	4,952,682
Due from the Adviser	18,126
Other assets	81,612
Total assets	$1,993,226,731
LIABILITIES:
Overdraft due to custodian	$ 2,356,826
Payables —
Distributions	1,032,458
Trustees’ fees	14,507
Transfer agent fees	312,396
Due to affiliates	198,758
Accrued expenses	133,195
Total liabilities	$ 4,048,140
NET ASSETS:
Paid-in capital	$2,078,867,224
Distributable earnings (loss)	(89,688,633)
Net assets	$1,989,178,591
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $632,510,004/87,245,447 shares)	$ 7.25
Class C (based on $147,986,888/20,391,579 shares)	$ 7.26
Class Y (based on $1,208,681,699/168,936,848 shares)	$ 7.15
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.25 net asset value per share/100%-4.50%
maximum sales charge)	$ 7.59

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

18 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 2/28/22

INVESTMENT INCOME:
Income allocated from Pioneer High Income Municipal Portfolio:
Interest Income	$44,142,106
Expenses	(182,839)
Net Investment Income allocated from Pioneer High
Income Municipal Portfolio	43,959,267
Total Investment Income		$ 43,959,267
EXPENSES:
Management fees	$ 4,813,997
Administrative expenses	209,440
Transfer agent fees
Class A	63,852
Class C	27,579
Class Y	624,434
Distribution fees
Class A	805,771
Class C	782,661
Shareowner communications expense	1,938
Custodian fees	6,644
Registration fees	58,984
Professional fees	187,986
Printing expense	29,819
Pricing fees	15,910
Trustees’ fees	43,888
Insurance expense	1,543
Interest expense	2,882
Miscellaneous	71,180
Total expenses		$ 7,748,508
Less fees waived and expenses reimbursed by the Adviser		(603,004)
Net expenses		$ 7,145,504
Net investment income		$ 36,813,763
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (8,695,533)
Change in net unrealized appreciation (depreciation)
allocated from Pioneer High Income Municipal Portfolio:
Investments		$(77,537,128)
Net realized and unrealized gain (loss) on investments		$(85,232,661)
Net decrease in net assets resulting from operations		$(49,418,898)

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 19

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/22	Ended
	(unaudited)	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 36,813,763	$ 69,787,815
Net realized (loss)	(8,695,533)	(673,734)
Change in net unrealized appreciation (depreciation)	(77,537,128)	81,609,276
Net increase (decrease) in net assets resulting
from operations	$ (49,418,898)	$ 150,723,357
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.13 and $0.26 per share, respectively)	$ (11,496,798)	$ (23,110,609)
Class C ($0.10 and $0.21 per share, respectively)	(2,177,623)	(4,767,318)
Class Y ($0.14 and $0.28 per share, respectively)	(23,963,935)	(40,771,631)
Total distributions to shareowners	$ (37,638,356)	$ (68,649,558)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 430,145,932	$ 751,322,534
Reinvestment of distributions	31,381,382	56,511,448
Cost of shares repurchased	(444,958,941)	(599,560,828)
Net increase in net assets resulting from Fund
share transactions	$ 16,568,373	$ 208,273,154
Net increase (decrease) in net assets	$ (70,488,881)	$ 290,346,953
NET ASSETS:
Beginning of period	$2,059,667,472	$1,769,320,519
End of period	$1,989,178,591	$2,059,667,472

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

20 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/22	2/28/22	Ended	Ended
	Shares	Amount	8/31/21	8/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	11,169,986	$ 83,370,218	23,659,703	$ 174,512,499
Reinvestment of distributions	1,372,837	10,187,591	2,755,403	20,379,586
Less shares repurchased	(11,723,959)	(87,133,485)	(27,352,469)	(201,935,057)
Net increase (decrease)	818,864	$ 6,424,324	(937,363)	$ (7,042,972)
Class C
Shares sold	1,150,292	$ 8,611,143	3,423,673	$ 25,354,154
Reinvestment of distributions	264,988	1,969,523	578,823	4,279,295
Less shares repurchased	(2,474,689)	(18,390,964)	(8,831,844)	(64,915,848)
Net decrease	(1,059,409)	$ (7,810,298)	(4,829,348)	$ (35,282,399)
Class Y
Shares sold	45,811,272	$ 338,164,571	75,493,379	$ 551,455,881
Reinvestment of distributions	2,624,734	19,224,268	4,355,451	31,852,567
Less shares repurchased	(46,300,322)	(339,434,492)	(45,725,710)	(332,709,923)
Net increase	2,135,684	$ 17,954,347	34,123,120	$ 250,598,525

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 21

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21(a)	8/31/20(a)	8/31/19(a)	8/31/18(a)	8/31/17(a)
Class A
Net asset value, beginning of period	$ 7.56	$ 7.23	$ 7.56	$ 7.36	$ 7.32	$ 7.59
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.13	$ 0.27	$ 0.27	$ 0.35	$ 0.38	$ 0.35
Net realized and unrealized gain (loss) on investments	(0.31)	0.32	(0.30)	0.21	0.02	(0.26)
Net increase (decrease) from investment operations	$ (0.18)	$ 0.59	$ (0.03)	$ 0.56	$ 0.40	$ 0.09
Distributions to shareowners:
Net investment income	$ (0.13)	$ (0.26)	$ (0.30)	$ (0.36)	$ (0.36)	$ (0.36)
Total distributions	$ (0.13)	$ (0.26)	$ (0.30)	$ (0.36)	$ (0.36)	$ (0.36)
Net increase (decrease) in net asset value	$ (0.31)	$ 0.33	$ (0.33)	$ 0.20	$ 0.04	$ (0.27)
Net asset value, end of period	$ 7.25	$ 7.56	$ 7.23	$ 7.56	$ 7.36	$ 7.32
Total return (c)	(2.38)%(d)	8.36%	(0.41)%	7.87%	5.60%	1.32%
Ratio of net expenses to average net assets	0.82%(e)(f)	0.81%(f)	0.82%	0.83%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets	3.48%(e)	3.60%	3.71%	4.81%	5.16%	4.85%
Portfolio turnover rate	19%(d)(g)	24%(h)	73%	20%	22%	35%
Net assets, end of period (in thousands)	$632,510	$653,216	$631,922	$545,014	$313,695	$267,618
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.82%(e)(f)	0.82%(f)	0.82%	0.85%	0.86%	0.88%
Net investment income (loss) to average net assets	3.48%(e)	3.59%	3.71%	4.79%	5.16%	4.85%

(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(g)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(h)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

22 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21(a)	8/31/20(a)	8/31/19(a)	8/31/18(a)	8/31/17(a)
Class C
Net asset value, beginning of period	$ 7.57	$ 7.24	$ 7.56	$ 7.36	$ 7.32	$ 7.59
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.10	$ 0.21	$ 0.22	$ 0.35	$ 0.32	$ 0.30
Net realized and unrealized gain (loss) on investments	(0.31)	0.33	(0.30)	0.15	0.02	(0.27)
Net increase (decrease) from investment operations	$ (0.21)	$ 0.54	$ (0.08)	$ 0.50	$ 0.34	$ 0.03
Distributions to shareowners:
Net investment income	$ (0.10)	$ (0.21)	$ (0.24)	$ (0.30)	$ (0.30)	$ (0.30)
Total distributions	$ (0.10)	$ (0.21)	$ (0.24)	$ (0.30)	$ (0.30)	$ (0.30)
Net increase (decrease) in net asset value	$ (0.31)	$ 0.33	$ (0.32)	$ 0.20	$ 0.04	$ (0.27)
Net asset value, end of period	$ 7.26	$ 7.57	$ 7.24	$ 7.56	$ 7.36	$ 7.32
Total return (c)	(2.76)%(d)	7.53%	(1.03)%	7.05%	4.81%	0.55%
Ratio of net expenses to average net assets	1.58%(e)(f)	1.58%(f)	1.59%	1.60%	1.63%	1.65%
Ratio of net investment income (loss) to average net assets	2.71%(e)	2.84%	2.95%	4.07%	4.42%	4.10%
Portfolio turnover rate	19%(d)(g)	24%(h)	73%	20%	22%	35%
Net assets, end of period (in thousands)	$147,987	$162,278	$190,279	$175,156	$134,670	$143,846
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.58%(e)(f)	1.59%(f)	1.59%	1.61%	1.63%	1.65%
Net investment income (loss) to average net assets	2.71%(e)	2.83%	2.95%	4.06%	4.42%	4.10%

(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(g)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(h)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 23

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21(a)	8/31/20(a)	8/31/19(a)	8/31/18(a)	8/31/17(a)
Class Y
Net asset value, beginning of period	$ 7.46	$ 7.14	$ 7.46	$ 7.26	$ 7.22	$ 7.49
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.14	$ 0.28	$ 0.29	$ 0.35	$ 0.38	$ 0.36
Net realized and unrealized gain (loss) on investments	(0.31)	0.32	(0.30)	0.22	0.03	(0.26)
Net increase (decrease) from investment operations	$ (0.17)	$ 0.60	$ (0.01)	$ 0.57	$ 0.41	$ 0.10
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.28)	$ (0.31)	$ (0.37)	$ (0.37)	$ (0.37)
Total distributions	$ (0.14)	$ (0.28)	$ (0.31)	$ (0.37)	$ (0.37)	$ (0.37)
Net increase (decrease) in net asset value	$ (0.31)	$ 0.32	$ (0.32)	$ 0.20	$ 0.04	$ (0.27)
Net asset value, end of period	$ 7.15	$ 7.46	$ 7.14	$ 7.46	$ 7.26	$ 7.22
Total return (c)	(2.32)%(d)	8.54%	(0.08)%	8.18%	5.80%	1.45%
Ratio of net expenses to average net assets	0.55%(e)(f)	0.55%(f)	0.55%	0.55%	0.68%	0.72%
Ratio of net investment income (loss) to average net assets	3.74%(e)	3.85%	3.97%	4.99%	5.31%	4.99%
Portfolio turnover rate	19%(d)(g)	24%(h)	73%	20%	22%	35%
Net assets, end of period (in thousands)	$1,208,682	$1,244,174	$947,119	$787,800	$290,431	$192,118
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.65%(e)(f)	0.67%(f)	0.64%	0.66%	0.68%	0.72%
Net investment income (loss) to average net assets	3.64%(e)	3.73%	3.88%	4.88%	5.31%	4.99%

(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(g)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(h)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

24 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

Notes to Financial Statements | 2/28/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

Effective December 21, 2020, the Fund began investing all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. At February 28, 2022, the Fund owned approximately 99.999% of the Portfolio. On December 21, 2020, Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of Portfolio for additional information regarding significant accounting policies that affect the Fund.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 28, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 25

per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the investment adviser of the Fund and the Portfolio (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

26 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report. Disclosure about the classification of fair value measurements is presented in a tabular format, following the Portfolio’s Schedule of Investments.

B.	Investment Income and Transactions

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date.

The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

C.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 27

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2021 was as follows:

2021
Distributions paid from:
Tax-exempt income	$65,893,515
Ordinary income	2,756,043
Total	$68,649,558

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2021:

2021
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 9,610,205
Capital loss carryforward	(112,627,443)
Current year dividend payable	(970,357)
Net unrealized appreciation	101,356,216
Total	$ (2,631,379)

At February 28, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,964,355,223 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$103,300,680
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(79,481,592)
Net unrealized appreciation	$ 23,819,088

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds and the tax treatment of amortization.

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $19,685 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2022.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All

28 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The Fund invests substantially all of its assets in the Portfolio. Following are risks related to the Portfolio's investments.

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 29

has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any

30 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings.

Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Illinois, New York and Indiana, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 31

sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended February 28, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.47% (annualized) of the Fund’s average daily net assets.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 33

Effective December 21, 2021, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.55% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through January 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Class A and Class C shares do not have expense limitations. Fees waived and expenses reimbursed during the six months ended February 28, 2022 are reflected on the Statement of Operations.

Prior to December 21, 2020, the Adviser contractually agreed to waive and/or reimburse ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.83%, 1.59% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $132,421 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the six months ended February 28, 2022, the Fund paid $43,888 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At February 28, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $14,507.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 580
Class C	196
Class Y	1,162
Total	$1,938

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $66,337 in distribution fees payable to the Distributor at February 28, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2022, CDSCs in the amount of $23,249 were paid to the Distributor.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 35

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement.

At February 28, 2022, the Fund had no borrowings outstanding under the credit facility.

For the six months ended February 28, 2022, the average daily amount of borrowings outstanding during the period were as follows:

Weighted
Average
annualized
Average	interest rate	Number of	Total interest
daily amount	for the	days	expense
of borrowings	period	outstanding	on borrowings*
$10,542,857	1.406%	7	$2,882

* Interest expense is located on the Statement of Operations.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

36 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Income Municipal Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement,

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 37

the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

38 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 39

and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

40 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/22 41

(The following financial statements of Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)

42 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Schedule of Investments | 2/28/22

(unaudited)

Pioneer High Income Municipal Portfolio

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 97.5%
	DEBTORS IN POSSESSION FINANCING — 0.6%
	of Net Assets#
	Iron & Steel — 0.6%
7,500,000	United States Steel Corp., 6.65%, 6/1/37	$ 7,493,850
5,000,000	United States Steel Corp., 6.875%, 3/1/29	5,137,500
	Total Iron & Steel	$ 12,631,350
	TOTAL DEBTORS IN POSSESSION FINANCING
	(Cost $12,503,646)	$ 12,631,350
	MUNICIPAL BONDS — 96.7% of Net Assets(a)
	Alabama — 1.3%
2,500,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 2,878,000
3,251,500	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 4.50%, 5/1/32 (144A)	3,349,500
17,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	18,864,650
	Total Alabama	$ 25,092,150
	Alaska — 0.2%
2,750,000	Northern Tobacco Securitization Corp., Series A,
	4.00%, 6/1/50	$ 2,986,967
1,500,000	Northern Tobacco Securitization Corp., Series B-1,
	4.00%, 6/1/50	1,573,140
	Total Alaska	$ 4,560,107
	Arizona — 2.0%
1,675,000	Arizona Industrial Development Authority, Doral
	Academy Nevada Fire Mesa, Series A, 5.00%,
	7/15/49 (144A)	$ 1,910,103
12,795,000	Industrial Development Authority of the City of
	Phoenix, 3rd & Indian School Assisted Living
	Project, 5.40%, 10/1/36	13,001,255
9,640,000	Industrial Development Authority of the City of
	Phoenix, Deer Valley Veterans Assisted Living
	Project, Series A, 5.125%, 7/1/36	9,799,735
1,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.00%, 5/1/34	1,087,980
3,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,279,450
6,500,000	Maricopa County Industrial Development Authority,
	4.00%, 10/15/47 (144A)	6,711,510
1,700,000	Tempe Industrial Development Authority, Series A,
	6.125%, 10/1/47 (144A)	1,822,859

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 43

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Arizona — (continued)
2,400,000	Tempe Industrial Development Authority, Series A,
	6.125%, 10/1/52 (144A)	$ 2,586,936
	Total Arizona	$ 40,199,828
	Arkansas — 1.7%
32,265,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.50%, 9/1/49 (144A)	$ 34,613,247
	Total Arkansas	$ 34,613,247
	California — 14.9%
5,000,000	California Community Housing Agency, 3.00%,
	8/1/56 (144A)	$ 4,176,400
2,500,000	California Community Housing Agency, 4.00%,
	8/1/46 (144A)	2,267,525
100,000	California County Tobacco Securitization Agency,
	Series A, 5.875%, 6/1/43	100,364
12,025,000	California Educational Facilities Authority, Stanford
	University, Series U-6, 5.00%, 5/1/45	16,972,325
4,495,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.00%, 6/1/46	6,405,869
9,020,000	California Educational Facilities Authority, Stanford
	University, Series V-1, 5.00%, 5/1/49	13,164,149
185,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/36 (144A)	211,437
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/46 (144A)	2,267,780
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	11/1/49 (144A)	2,130,780
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/54 (144A)	2,256,080
2,910,000	California Municipal Finance Authority, Series B, 4.75%,
	12/1/31 (144A)	2,983,099
6,115,000	California Municipal Finance Authority, Series B, 5.25%,
	12/1/36 (144A)	6,488,565
4,530,000	California Municipal Finance Authority, Series B, 5.50%,
	12/1/39 (144A)	4,847,372
1,600,000	California Municipal Finance Authority, Baptist
	University, Series A, 5.50%, 11/1/45 (144A)	1,886,112
250,000	California Municipal Finance Authority, John
	Adams Academics Project, Series A, 5.00%, 10/1/35	258,503
1,550,000	California Municipal Finance Authority, John
	Adams Academics Project, Series A, 5.25%, 10/1/45	1,607,040
500,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.125%, 7/1/35 (144A)	549,290
1,575,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.375%, 7/1/45 (144A)	1,739,021

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	California — (continued)
6,300,000	California Municipal Finance Authority, Santa
	Rosa Academy Project, Series A, 6.00%, 7/1/42	$ 6,388,200
2,865,000(b)	California School Finance Authority, Classical
	Academies Project, Series A-1, 7.375%, 10/1/43	2,980,058
125,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 4.75%, 10/1/24	132,321
830,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A,
	5.625%, 10/1/34	907,638
2,175,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A,
	5.875%, 10/1/44	2,359,114
1,000,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 6.00%, 10/1/49	1,103,180
3,230,000	California School Finance Authority, View Park High
	School, Series A, 7.125%, 10/1/48 (144A)	3,519,247
1,875,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	5.00%, 11/1/41 (144A)	2,173,650
1,560,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	6.125%, 11/1/33	1,705,205
4,030,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	6.375%, 11/1/43	4,428,889
1,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	5.25%, 12/1/43 (144A)	1,174,150
10,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	5.50%, 12/1/58 (144A)	11,877,500
13,095,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/56 (144A)	14,760,946
700,000	City of Oroville CA, Oroville Hospital, 5.25%, 4/1/34	766,108
6,980,000	City of Oroville CA, Oroville Hospital, 5.25%, 4/1/39	7,589,354
13,415,000	City of Oroville CA, Oroville Hospital, 5.25%, 4/1/49	14,669,034
15,950,000	City of Oroville CA, Oroville Hospital, 5.25%, 4/1/54	17,239,717
3,000,000	CMFA Special Finance Agency VII, Series A1,
	3.00%, 8/1/56 (144A)	2,490,840
4,000,000	CMFA Special Finance Agency VII, Junior Bonds The
	Breakwater, Series A2, 4.00%, 8/1/47 (144A)	3,620,880
4,000,000	CSCDA Community Improvement Authority, Social
	Bond, 4.00%, 2/1/57 (144A)	3,532,560
5,500,000	CSCDA Community Improvement Authority, Social
	Bond, Series A-2, 3.00%, 2/1/57 (144A)	4,537,555

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 45

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	California — (continued)
6,000,000	Golden State Tobacco Securitization Corp.,
	3.85%, 6/1/50	$ 5,840,400
64,000,000	Golden State Tobacco Securitization Corp., Series A-1,
	4.214%, 6/1/50	59,065,600
30,830,000(b)	Golden State Tobacco Securitization Corp., Series A-1,
	5.00%, 6/1/47	31,138,300
11,815,000(b)	Golden State Tobacco Securitization Corp., Series A-1,
	5.25%, 6/1/47	11,962,687
7,000,000(b)(c)	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.30%, 6/1/37	7,082,460
2,500,000(d)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/41 (AGM Insured)	1,388,225
1,925,000(d)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/42 (AGM Insured)	1,030,915
1,000,000	Tobacco Securitization Authority of Northern
	California, Series B1, 4.00%, 6/1/49	1,123,850
	Total California	$ 296,900,294
	Colorado — 2.9%
4,535,000(e)	2000 Holly Metropolitan District, Series A,
	5.00%, 12/1/50	$ 4,876,168
577,000(e)	2000 Holly Metropolitan District, Series B,
	7.50%, 12/15/50	611,210
865,000(e)	Belleview Village Metropolitan District, 4.95%, 12/1/50	924,322
2,000,000(b)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project, Series A,
	8.00%, 9/1/43	2,217,080
5,000,000(b)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project, Series A,
	8.125%, 9/1/48	5,552,000
1,250,000(e)	Cottonwood Highlands Metropolitan District No. 1,
	Series A, 5.00%, 12/1/49	1,327,337
2,090,000(e)	Cottonwood Highlands Metropolitan District No. 1,
	Series B, 8.75%, 12/15/49	2,216,570
2,840,000(e)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	3,034,597
3,379,000	Dominion Water & Sanitation District, 6.00%, 12/1/46	3,456,345
3,550,000(e)	Green Valley Ranch East Metropolitan District No. 6,
	Series A, 5.875%, 12/1/50	3,861,619
7,635,000(e)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	8,104,400
3,280,000(e)	Littleton Village Metropolitan District No. 2, 5.375%,
	12/1/45	3,348,946
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,228,388
4,880,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	5,359,118

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Colorado — (continued)
1,000,000(e)	Ridgeline Vista Metropolitan District, Series A, 5.25%,
	12/1/60	$ 1,095,560
1,000,000(e)	Settler’s Crossing Metropolitan District No. 1, Series A,
	5.00%, 12/1/40 (144A)	1,081,420
2,130,000(e)	Settler’s Crossing Metropolitan District No. 1, Series A,
	5.125%, 12/1/50 (144A)	2,293,712
597,000(e)	Settler’s Crossing Metropolitan District No. 1, Series B,
	7.625%, 12/15/50	625,328
1,875,000(e)	Village at Dry Creek Metropolitan District No. 2, 4.375%,
	12/1/44	1,963,069
1,250,000(e)	Villas Metropolitan District, Series A, 5.125%, 12/1/48	1,316,775
1,240,000(e)	Willow Bend Metropolitan District, Series A,
	5.00%, 12/1/39	1,325,870
1,460,000(e)	Willow Bend Metropolitan District, Series A,
	5.00%, 12/1/49	1,548,388
755,000(e)	Willow Bend Metropolitan District, Series B, 7.625%,
	12/15/49	790,417
	Total Colorado	$ 58,158,639
	District of Columbia — 0.0%†
735,000	District of Columbia Tobacco Settlement Financing
	Corp., 6.75%, 5/15/40	$ 744,195
	Total District of Columbia	$ 744,195
	Florida — 0.3%
500,000(f)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/43	$ 119,000
750,000	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/53	178,500
500,000	Capital Trust Agency, Inc., Series B, 5.25%, 7/1/48	119,000
850,000	County of Lake FL, 5.00%, 1/15/54 (144A)	929,849
700,000	County of Lake FL, Imagine South Lake, 5.00%,
	1/15/39 (144A)	780,262
1,525,000	County of Lake FL, Imagine South Lake, 5.00%,
	1/15/49 (144A)	1,697,538
2,500,000	Palm Beach County Health Facilities Authority,
	Toby & Leon Cooperman Sinai, 4.25%, 6/1/56	2,588,700
	Total Florida	$ 6,412,849
	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce
	Authority, 5.625%, 6/1/47	$ 1,059,872
	Total Guam	$ 1,059,872
	Illinois — 14.4%
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	$ 1,956,422
8,010,000	Chicago Board of Education, 6.00%, 4/1/46	9,561,457
6,500,000(e)	Chicago Board of Education, 6.138%, 12/1/39	7,481,565

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 47

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Illinois — (continued)
5,440,000(e)	Chicago Board of Education, 6.519%, 12/1/40	$ 6,408,538
18,765,000(e)	Chicago Board of Education, Series A, 4.00%, 12/1/47	19,596,102
2,035,000(e)	Chicago Board of Education, Series A, 5.00%, 12/1/33	2,421,446
12,075,000(e)	Chicago Board of Education, Series A, 5.00%, 12/1/42	12,356,227
5,000,000(e)	Chicago Board of Education, Series A, 5.50%,
	12/1/31 (AMBAC Insured)	6,559,200
1,000,000(e)	Chicago Board of Education, Series A, 7.00%,
	12/1/46 (144A)	1,249,300
8,000,000(e)	Chicago Board of Education, Series B, 6.50%, 12/1/46	9,613,920
2,415,000(e)	Chicago Board of Education, Series C, 5.25%, 12/1/39	2,623,318
3,250,000(e)	Chicago Board of Education, Series D, 5.00%, 12/1/31	3,800,030
15,000,000(e)	Chicago Board of Education, Series D, 5.00%, 12/1/46	17,010,450
1,305,000(e)	Chicago Board of Education, Series G, 5.00%, 12/1/44	1,499,014
4,275,000(e)	Chicago Board of Education, Series H, 5.00%, 12/1/46	4,780,519
3,435,000(e)	City of Chicago IL, Series 2002B, 5.50%, 1/1/30	3,803,507
10,000,000(e)	City of Chicago IL, Series A, 5.00%, 1/1/28	11,721,100
10,000,000(e)	City of Chicago IL, Series A, 5.00%, 1/1/34	11,635,300
2,000,000(e)	City of Chicago IL, Series A, 5.00%, 1/1/44	2,268,420
9,200,000(e)	City of Chicago IL, Series A, 5.50%, 1/1/35	11,361,080
17,000,000(e)	City of Chicago IL, Series A, 5.50%, 1/1/49	20,124,940
7,975,000(e)	City of Chicago IL, Series A, 6.00%, 1/1/38	9,588,661
4,000,000(e)	City of Chicago IL, Series B, 6.314%, 1/1/44	5,007,320
4,495,000	City of Plano IL Special Service Area No. 3 & No. 4,
	4.00%, 3/1/35	4,673,991
4,050,000	Illinois Finance Authority, Series A-2, 6.00%, 11/15/36	3,893,305
2,520,597(c)	Illinois Finance Authority, Series A-3, 5.25%, 11/15/52	2,424,814
1,591,212(d)	Illinois Finance Authority, Series B1, 11/15/52	47,768
5,000,000(d)	Metropolitan Pier & Exposition Authority,
	McCormick Place Expansion, 12/15/56	1,332,650
4,000,000	Metropolitan Pier & Exposition Authority,
	McCormick Place Expansion, 4.00%, 12/15/42	4,293,560
2,000,000	Metropolitan Pier & Exposition Authority,
	McCormick Place Expansion, 4.00%, 12/15/47	2,124,040
10,000,000	Metropolitan Pier & Exposition Authority,
	McCormick Place Expansion, 4.00%, 6/15/50	10,391,000
2,500,000	Metropolitan Pier & Exposition Authority,
	McCormick Place Expansion, 4.00%, 6/15/52	2,643,750
25,000,000	Metropolitan Pier & Exposition Authority,
	McCormick Place Expansion, 5.00%, 6/15/50	28,728,500
23,000,000	Metropolitan Pier & Exposition Authority,
	McCormick Place Expansion, 5.00%, 6/15/57	26,218,390

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Illinois — (continued)
2,830,000	Metropolitan Pier & Exposition Authority,
	McCormick Place Project, Series B, 5.00%,
	6/15/52 (ST APPROP Insured)	$ 2,863,960
8,780,000(f)	Southwestern Illinois Development Authority,
	Comprehensive Mental Health Center, 6.625%, 6/1/37	7,243,500
1,415,000	Southwestern Illinois Development Authority,
	Village of Sauget Project, 5.625%, 11/1/26	1,344,250
3,040,000	Village of Lincolnwood Il, Series A, 4.82%,
	1/1/41 (144A)	2,964,213
1,225,000	Village of Matteson IL, 6.50%, 12/1/35	1,361,110
1,139,000	Village of Volo IL Special Service Area No. 17, 5.50%,
	3/1/47	1,179,970
	Total Illinois	$ 286,156,607
	Indiana — 6.6%
2,745,000	City of Anderson IN, 5.375%, 1/1/40	$ 2,777,967
630,000	City of Evansville IN, Silver Birch Evansville Project,
	4.80%, 1/1/28	638,051
6,475,000	City of Evansville IN, Silver Birch Evansville Project,
	5.45%, 1/1/38	6,550,498
600,000	City of Fort Wayne IN, 5.125%, 1/1/32	601,500
4,665,000	City of Fort Wayne IN, 5.35%, 1/1/38	4,693,457
24,990,000	City of Hammond IN, Custodial Receipts Cabelas
	Project, 7.50%, 2/1/29 (144A)	25,199,666
5,615,000	City of Indianapolis IN, 6.90%, 12/1/33	5,481,644
1,275,000	City of Kokomo IN, Silver Birch of Kokomo,
	5.75%, 1/1/34	1,341,581
7,705,000	City of Kokomo IN, Silver Birch of Kokomo,
	5.875%, 1/1/37	8,117,372
1,155,000	City of Lafayette IN, Glasswater Creek Lafayette
	Project, 5.60%, 1/1/33	1,205,092
6,000,000	City of Lafayette IN, Glasswater Creek Lafayette
	Project, 5.80%, 1/1/37	6,311,760
900,000	City of Mishawaka IN, Silver Birch Mishawaka
	Project, 5.10%, 1/1/32 (144A)	915,642
5,890,000	City of Mishawaka IN, Silver Birch Mishawaka
	Project, 5.375%, 1/1/38 (144A)	5,934,941
1,755,000	City of Muncie IN, Silver Birch Muncie Project,
	5.05%, 1/1/31	1,756,229
5,510,000	City of Muncie IN, Silver Birch Muncie Project,
	5.25%, 1/1/37	5,661,911
4,560,000	City of Terre Haute IN, 5.35%, 1/1/38	4,540,848
7,500,000(b)	Indiana Finance Authority, Series A, 5.00%, 7/1/44	7,867,875
1,405,000(b)	Indiana Finance Authority, Series A, 5.00%, 7/1/48	1,473,915
1,705,000(b)	Indiana Finance Authority, Series A, 5.25%, 1/1/51	1,796,320

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 49

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Indiana — (continued)
5,190,000	Indiana Finance Authority, Multipurpose Educational
Facilities, Avondale Meadows Academy Project,
	5.125%, 7/1/37	$ 5,856,915
330,000	Indiana Finance Authority, Multipurpose Educational
Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	376,972
1,940,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.25%, 7/1/43	1,473,275
2,020,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.50%, 7/1/53	1,524,635
11,985,000	Indiana Housing & Community Development
	Authority, Series A, 5.00%, 1/1/39 (144A)	11,804,386
8,425,000	Indiana Housing & Community Development
Authority, Evergreen Village Bloomington Project,
	5.50%, 1/1/37	8,544,382
8,000,000	Town of Plainfield IN Multifamily Housing
	Revenue, 5.375%, 9/1/38	8,151,600
	Total Indiana	$ 130,598,434
Iowa — 1.8%
8,000,000	Iowa Finance Authority, 4.75%, 8/1/42	$ 8,082,080
4,000,000	Iowa Tobacco Settlement Authority, Series A-2,
	4.00%, 6/1/49	4,312,720
22,250,000	Iowa Tobacco Settlement Authority, Series B-1,
	4.00%, 6/1/49	23,900,282
	Total Iowa	$ 36,295,082
Kansas — 0.7%
400,000	Kansas Development Finance Authority, Series A,
	5.25%, 11/15/33	$ 397,460
11,215,000	Kansas Development Finance Authority, Series A,
	5.25%, 11/15/53	10,933,728
2,000,000	Kansas Development Finance Authority, Series A,
	5.50%, 11/15/38	1,964,140
	Total Kansas	$ 13,295,328
Maryland — 0.1%
900,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 953,739
	Total Maryland	$ 953,739
Massachusetts — 1.3%
11,500,000	Massachusetts Development Finance Agency,
	5.00%, 7/1/50	$ 16,951,000
765,000	Massachusetts Development Finance Agency,
	Adventcare Project, 7.625%, 10/15/37	382,500

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
2,000,000	Massachusetts Development Finance Agency,
	Adventcare Project, Series A, 6.75%, 10/15/37	$ 1,460,000
1,250,000	Massachusetts Development Finance Agency,
	International Charter School, 5.00%, 4/15/40	1,325,637
4,500,000	Massachusetts Development Finance Agency,
	Linden Ponds, 5.125%, 11/15/46 (144A)	4,925,025
723,826(d)	Massachusetts Development Finance Agency,
	Linden Ponds, Series B, 11/15/56	462,395
	Total Massachusetts	$ 25,506,557
	Michigan — 2.3%
8,565,000	David Ellis Academy, 5.25%, 6/1/45	$ 8,796,084
1,250,000	Flint Hospital Building Authority, Hurley Medical
	Center, Series A, 5.25%, 7/1/39	1,279,863
5,485,000	Flint International Academy, 5.75%, 10/1/37	5,485,000
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	6,348,399
1,105,000	Michigan Finance Authority, Series A-2, 5.00%, 6/1/40	1,303,900
2,000,000	Michigan Finance Authority, Series B-1, 5.00%, 6/1/49	2,285,320
60,000,000(d)	Michigan Finance Authority, Series B-2, 6/1/65	7,677,600
4,000,000(c)	Michigan Strategic Fund, Series B, 7.50%, 11/1/41	4,503,080
7,125,000(c)	Michigan Strategic Fund, Michigan Department
	Offices Lease, Series B, 7.75%, 3/1/40	7,833,011
	Total Michigan	$ 45,512,257
	Minnesota — 1.6%
4,210,000	City of Bethel MN, Series A, 5.00%, 7/1/48	$ 4,686,698
1,000,000	City of Bethel MN, Series A, 5.00%, 7/1/53	1,112,480
2,600,000	City of Brooklyn Park MN, Prairie Seeds Academy
	Project, Series A, 5.00%, 3/1/34	2,741,648
2,000,000	City of Brooklyn Park MN, Prairie Seeds Academy
	Project, Series A, 5.00%, 3/1/39	2,113,420
3,515,000	City of Deephaven MN, Eagle Ridge Academy
	Project, Series A, 5.00%, 7/1/55	3,936,589
400,000	City of Deephaven MN, Eagle Ridge Academy
	Project, Series A, 5.25%, 7/1/37	447,148
1,500,000	City of Deephaven MN, Eagle Ridge Academy
	Project, Series A, 5.50%, 7/1/50	1,679,835
3,145,000	City of Rochester MN, Series A, 5.25%, 9/1/43	3,200,352
6,080,000	City of Rochester MN, Series A, 5.375%, 9/1/50	6,184,941
1,500,000	City of Rochester MN, Rochester Math & Science
	Academy, Series A, 5.125%, 9/1/38	1,541,250
2,000,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Great River School Project,
	Series A, 5.50%, 7/1/52 (144A)	2,261,460

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 51

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
1,415,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Higher Ground Academy
	Project, 5.125%, 12/1/38	$ 1,439,282
1,300,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, St. Paul City School Project,
	Series A, 5.00%, 7/1/36	1,405,898
	Total Minnesota	$ 32,751,001
	Missouri — 0.2%
200,000	Kansas City Industrial Development Authority,
	Series A, 4.25%, 4/1/26 (144A)	$ 208,074
1,000,000	Kansas City Industrial Development Authority,
	Series A, 5.00%, 4/1/36 (144A)	1,044,550
2,300,000	Kansas City Industrial Development Authority,
	Series A, 5.00%, 4/1/46 (144A)	2,379,603
	Total Missouri	$ 3,632,227
	Nevada — 0.0%†
4,000,000(d)	City of Reno NV, Series C, 7/1/58 (144A)	$ 691,760
	Total Nevada	$ 691,760
	New Jersey — 2.4%
975,000	New Jersey Economic Development Authority,
	Series A, 4.70%, 9/1/28 (144A)	$ 966,732
1,255,000	New Jersey Economic Development Authority,
	Series A, 5.25%, 10/1/38 (144A)	1,438,268
565,000	New Jersey Economic Development Authority,
	Series A, 5.375%, 9/1/33 (144A)	569,678
1,140,000	New Jersey Economic Development Authority,
	Series A, 5.625%, 9/1/38 (144A)	1,159,517
6,125,000	New Jersey Economic Development Authority,
	Series A, 5.75%, 9/1/50 (144A)	6,839,053
1,215,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, Series A,
	5.25%, 7/1/37 (144A)	1,336,439
2,500,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, Series A,
	5.375%, 7/1/47 (144A)	2,782,425
7,205,000	New Jersey Economic Development Authority,
	Marion P. Thomas Charter School, Inc., Project,
	Series A, 5.375%, 10/1/50 (144A)	8,263,847
4,500,000	New Jersey Health Care Facilities Financing
	Authority, St. Peters University Hospital,
	6.25%, 7/1/35	4,512,240
18,605,000	Tobacco Settlement Financing Corp., Series B,
	5.00%, 6/1/46	20,698,062
	Total New Jersey	$ 48,566,261

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	New Mexico — 1.0%
1,690,000(c)	County of Otero, Otero County Jail Project,
	9.00%, 4/1/23	$ 1,668,875
16,040,000(c)	County of Otero, Otero County Jail Project,
	9.00%, 4/1/28	$ 15,839,500
1,750,000	Lower Petroglyphs Public Improvement District,
	5.00%, 10/1/48	1,878,310
	Total New Mexico	$ 19,386,685
	New York — 11.6%
425,000	Buffalo & Erie County Industrial Land
	Development Corp., 5.00%, 10/1/28 (144A)	$ 465,044
4,150,000	Buffalo & Erie County Industrial Land
	Development Corp., 5.00%, 10/1/38 (144A)	4,491,462
10,000,000(f)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(f)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(f)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp.,
	Series A, 5.00%, 6/1/45	8,984,819
4,395,000	Metropolitan Transportation Authority,
	Series A-1, 5.00%, 11/15/46	4,852,783
9,500,000	Metropolitan Transportation Authority,
	Series A-1, 5.00%, 11/15/48	10,961,670
4,845,000	Metropolitan Transportation Authority,
	Series A-1, 5.25%, 11/15/56	5,397,815
1,870,000	Metropolitan Transportation Authority,
	Series C-1, 5.00%, 11/15/25	2,114,222
2,000,000	Metropolitan Transportation Authority,
	Series C-1, 5.00%, 11/15/33	2,301,700
5,850,000	Metropolitan Transportation Authority,
	Series C-1, 5.00%, 11/15/56	6,497,595
17,100,000(d)	Metropolitan Transportation Authority,
	Series C-2, 11/15/32	13,169,736
9,000,000(d)	Metropolitan Transportation Authority,
	Series C-2, 11/15/33	6,678,900
3,000,000	Metropolitan Transportation Authority,
	Series D-1, 5.00%, 11/15/43	3,506,490
7,800,000	Metropolitan Transportation Authority, Green Bond,
	Series C-1, 4.75%, 11/15/45	8,895,276
17,000,000	Metropolitan Transportation Authority, Green Bond,
	Series C-1, 5.25%, 11/15/55	19,869,940
21,410,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series
	A-3, 5.00%, 6/1/35	20,982,014

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 53

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	New York — (continued)
4,740,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A-3, 5.125%, 6/1/46	$ 4,661,837
605,000	New York Counties Tobacco Trust IV, Series A,
	5.00%, 6/1/42	612,266
13,120,000	New York Counties Tobacco Trust IV, Series A,
	5.00%, 6/1/45	13,277,571
18,500,000	New York Counties Tobacco Trust IV, Series A,
	6.25%, 6/1/41 (144A)	18,987,845
51,600,000(d)	New York Counties Tobacco Trust V, Capital
	Appreciation Pass Through, Sub Series S-4A,
	6/1/60 (144A)	2,807,040
2,000,000	New York Counties Tobacco Trust VI, Series A-2B,
	5.00%, 6/1/45	2,190,040
3,000,000	New York Counties Tobacco Trust VI, Series A-2B,
	5.00%, 6/1/51	3,241,200
5,000,000	New York State Urban Development Corp., Series A,
	4.00%, 3/15/39	5,618,200
4,000,000	New York Transportation Development Corp.,
	4.375%, 10/1/45	4,275,440
5,000,000	New York Transportation Development Corp.,
	5.00%, 10/1/40	5,796,550
3,015,000	Riverhead Industrial Development Agency,
	7.65%, 8/1/34	3,067,129
65,475,000(d)	Suffolk Tobacco Asset Securitization Corp., Series B-1,
	6/1/66	10,250,111
4,000,000	TSASC, Inc., Series B, 5.00%, 6/1/45	4,215,000
19,500,000	TSASC, Inc., Series B, 5.00%, 6/1/48	20,450,820
3,000,000	Westchester County Local Development Corp.,
	5.00%, 7/1/46 (144A)	3,106,740
5,000,000	Westchester County Local Development Corp.,
	5.00%, 7/1/56 (144A)	5,109,100
	Total New York	$ 230,400,424
	Ohio — 4.9%
81,200,000	Buckeye Tobacco Settlement Financing Authority,
	Senior Class 2, Series B-2, 5.00%, 6/1/55	$ 88,305,000
530,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.125%, 1/1/32 (144A)	518,033
5,275,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	5,145,340
2,900,000	Southeastern Ohio Port Authority, Refunding And
	Improvement Memorial Health System,
	6.00%, 12/1/42	2,940,600
	Total Ohio	$ 96,908,973

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Pennsylvania — 3.8%
1,000,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A,
	5.125%, 10/15/37	$ 1,145,450
200,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/32	204,920
2,535,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	2,841,507
8,425,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	9,451,502
4,000,000	Hospitals & Higher Education Facilities Authority of
	Philadelphia, Temple University Health System,
	Series A, 5.625%, 7/1/42	4,064,160
1,660,000	Philadelphia Authority for Industrial Development,
	5.125%, 6/1/38 (144A)	1,814,546
3,500,000	Philadelphia Authority for Industrial Development,
	5.25%, 6/1/48 (144A)	3,837,050
4,370,000	Philadelphia Authority for Industrial Development,
	5.375%, 6/1/53 (144A)	4,788,253
9,435,000	Philadelphia Authority for Industrial Development,
	5.50%, 6/1/49 (144A)	10,318,965
975,000	Philadelphia Authority for Industrial Development,
	Series A, 5.00%, 11/15/31	1,050,182
4,055,000	Philadelphia Authority for Industrial Development,
	2800 American Street Co. Project, Series A, 5.625%,
	7/1/48 (144A)	4,459,446
8,295,000	Philadelphia Authority for Industrial Development,
	Global Leadership Academy Charter School Project,
	Series A, 5.00%, 11/15/50	8,800,000
2,200,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc. Project,
	Series A, 6.50%, 6/1/45	2,327,270
2,940,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc., Project,
	Series A, 6.625%, 6/1/50	3,119,222
2,500,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A,
	5.50%, 6/15/32	2,527,875
5,200,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A,
	5.75%, 6/15/42	5,262,036
6,000,000(b)	Philadelphia Authority for Industrial Development,
	Nueva Esperanze, Inc., 8.20%, 12/1/43	6,374,520
3,570,000	Philadelphia Authority for Industrial Development,
	Universal Arts, 5.00%, 3/15/45 (144A)	3,878,091
	Total Pennsylvania	$ 76,264,995

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 55

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Puerto Rico — 7.6%
42,400,000(e)	Commonwealth of Puerto Rico, Series A,
	8.00%, 7/1/35	$ 38,054,000
4,745,000	Puerto Rico Commonwealth Aqueduct & Sewer
	Authority, Series B, 4.00%, 7/1/42 (144A)	5,150,982
6,685,000	Puerto Rico Electric Power Authority, Series AAA,
	5.25%, 7/1/21	6,873,851
3,535,000	Puerto Rico Electric Power Authority, Series CCC,
	4.80%, 7/1/28	3,612,770
1,285,000	Puerto Rico Electric Power Authority, Series CCC,
	5.00%, 7/1/24	1,318,089
3,735,000	Puerto Rico Electric Power Authority, Series DDD,
	5.00%, 7/1/23	3,831,176
3,315,000	Puerto Rico Electric Power Authority, Series TT,
	5.00%, 7/1/21	3,401,190
1,000,000	Puerto Rico Electric Power Authority, Series WW,
	5.00%, 7/1/28	1,029,000
1,130,000	Puerto Rico Electric Power Authority, Series ZZ,
	4.75%, 7/1/27	1,154,860
4,000,000	Puerto Rico Highway & Transportation Authority,
	Series A, 5.85%, 3/1/27	3,988,400
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/36	110,534
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/37	111,950
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/38	110,016
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/39	111,387
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/40	110,670
110,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/41	121,574
1,895,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, Series A, 5.20%, 7/1/24	1,929,262
45,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, Series A, 5.625%, 7/1/22	45,827
3,598,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Series A-1, 4.75%, 7/1/53	3,900,376

The accompanying notes are an integral part of these financial statements.

56 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Puerto Rico — (continued)
41,758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Series A-1, 5.00%, 7/1/58	$ 46,632,829
2,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Series A-2, 4.536%, 7/1/53	2,209,200
24,458,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Series A-2, 4.784%, 7/1/58	27,031,715
	Total Puerto Rico	$ 150,839,658
	Rhode Island — 0.4%
2,065,000(f)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(c)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.00%, Series 2019, 9/1/47 (144A)	2,781,280
4,250,000	Tobacco Settlement Financing Corp., Series B,
	5.00%, 6/1/50	4,539,085
	Total Rhode Island	$ 7,692,065
	Tennessee — 0.1%
1,095,000	Metropolitan Government Nashville & Davidson
	County Industrial Development Board, 4.00%,
	6/1/51 (144A)	$ 1,109,147
	Total Tennessee	$ 1,109,147
	Texas — 4.1%
640,000	Arlington Higher Education Finance Corp.,
	3.50%, 3/1/24 (144A)	$ 656,301
16,875,000	Arlington Higher Education Finance Corp.,
	5.45%, 3/1/49 (144A)	19,647,900
135,000	Arlington Higher Education Finance Corp.,
	Series A, 5.875%, 3/1/24	142,440
525,000	Arlington Higher Education Finance Corp.,
	Series A, 6.625%, 3/1/29	566,297
375,000	Arlington Higher Education Finance Corp.,
	Universal Academy, Series A, 7.00%, 3/1/34	409,136
7,030,000	Arlington Higher Education Finance Corp.,
	Universal Academy, Series A, 7.125%, 3/1/44	7,714,511
420,000	City of Celina TX, 5.50%, 9/1/24	435,301
1,040,000	City of Celina TX, 6.00%, 9/1/30	1,080,310
2,650,000	City of Celina TX, 6.25%, 9/1/40	2,752,847
8,000,000	City of Houston TX Airport System Revenue,
	4.00%, 7/15/41	8,294,960
16,755,000(c)	Greater Texas Cultural Education Facilities
	Finance Corp., 9.00%, 2/1/50 (144A)	17,446,144
3,335,000(c)	Greater Texas Cultural Education Facilities
	Finance Corp., Series B, 9.00%, 2/1/33 (144A)	3,305,318

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 57

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Texas — (continued)
100,000(b)	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.25%, 8/15/35 (144A)	$ 109,964
2,000,000(b)	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.50%, 8/15/45 (144A)	2,211,340
1,250,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series C, 5.50%, 7/1/46	812,500
1,000,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series C, 5.75%, 7/1/51	650,000
75,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series D, 6.00%, 7/1/26	45,000
1,350,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series D, 7.00%, 7/1/51	810,000
1,700,000	Newark Higher Education Finance Corp., 5.00%, 6/15/48	1,722,678
17,350,000(f)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.00%, 7/1/38	4,272,437
8,142,447	Tarrant County Cultural Education Facilities Finance
	Corp., Series A, 5.75%, 12/1/54	7,741,513
1,000,000(c)	Texas Midwest Public Facility Corp., Secure Treatment
	Facility Project, 0.001%, 12/1/30	580,000
	Total Texas	$ 81,406,897
	Virginia — 6.2%
3,000,000	Ballston Quarter Community Development Authority,
	Series A, 5.50%, 3/1/46	$ 2,940,000
2,100,000	Cherry Hill Community Development Authority,
	Potomac Shores Project, 5.40%, 3/1/45 (144A)	2,182,866
810,000	Embrey Mill Community Development Authority,
	5.30%, 3/1/35 (144A)	914,134
4,615,000	Embrey Mill Community Development Authority,
	5.60%, 3/1/45 (144A)	5,249,101
22,045,000	Tobacco Settlement Financing Corp., Series A-1,
	6.706%, 6/1/46	22,734,127
44,310,000	Tobacco Settlement Financing Corp., Series B1,
	5.00%, 6/1/47	42,832,261
4,605,000(c)	Tobacco Settlement Financing Corp., Series B2,
	5.20%, 6/1/46	4,439,772
14,000,000(d)	Tobacco Settlement Financing Corp.,
	Series D, 6/1/47	3,243,240
1,850,000	Virginia Small Business Financing Authority,
	4.00%, 1/1/39	2,041,031
2,000,000	Virginia Small Business Financing Authority,
	4.00%, 7/1/39	2,192,400
3,000,000	Virginia Small Business Financing Authority,
	4.00%, 1/1/40	3,283,230
500,000	Virginia Small Business Financing Authority,
	4.00%, 7/1/40	550,275

The accompanying notes are an integral part of these financial statements.

58 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Principal
Amount
USD ($)		Value
	Virginia — (continued)
1,000,000	Virginia Small Business Financing Authority,
	4.00%, 1/1/41	$ 1,088,160
1,000,000	Virginia Small Business Financing Authority,
	4.00%, 7/1/41	1,088,160
7,500,000	Virginia Small Business Financing Authority,
	4.00%, 1/1/48	8,141,175
2,000,000	Virginia Small Business Financing Authority,
	5.00%, 1/1/38	2,396,780
2,250,000	Virginia Small Business Financing Authority,
	5.00%, 7/1/38	2,719,935
7,415,000	Virginia Small Business Financing Authority,
	5.00%, 12/31/52	8,837,642
5,000,000	Virginia Small Business Financing Authority,
	5.00%, 12/31/57	5,908,300
	Total Virginia	$ 122,782,589
	Wisconsin — 2.2%
775,000	Public Finance Authority, Community School of
	Davidson Project, 5.00%, 10/1/33	$ 902,402
5,905,000	Public Finance Authority, Community School of
	Davidson Project, 5.00%, 10/1/48	6,852,221
1,590,000	Public Finance Authority, Coral Academy Science
	Las Vegas, Series A, 5.625%, 7/1/44	1,710,903
2,660,000	Public Finance Authority, Coral Academy Science
	Reno, 5.00%, 6/1/50 (144A)	2,982,525
400,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/36 (144A)	413,092
700,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/51 (144A)	714,182
1,130,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/61 (144A)	1,146,950
9,310,000	Public Finance Authority, Gardner Webb University,
	5.00%, 7/1/31 (144A)	10,497,770
350,000	Public Finance Authority, Lead Academy Project,
	Series A, 4.25%, 8/1/26 (144A)	374,983
2,000,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.00%, 8/1/36 (144A)	2,165,720
2,500,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.125%, 8/1/46 (144A)	2,722,450
2,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 4.00%, 6/1/56	1,872,420
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.00%, 6/1/37	537,585
2,500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.00%, 6/1/52	2,621,900

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 59

Schedule of Investments | 2/28/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Wisconsin — (continued)
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.30%, 6/1/47	$ 525,635
2,500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.375%, 6/1/52	2,629,475
10,605,000(d)(f)	Public Finance Authority, Springshire Pre
	Development Project, 6/30/22 (144A)	1,060,500
1,245,000(b)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 5.125%, 10/1/45	1,275,677
2,815,000(b)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 6.20%, 10/1/42	2,901,843
	Total Wisconsin	$ 43,908,233
TOTAL MUNICIPAL BONDS
	(Cost $1,892,177,814)	$ 1,922,400,100
SHORT TERM INVESTMENTS — 0.2% of
Net Assets#
DEBTORS IN POSSESSION FINANCING — 0.2% OF
NET ASSETS
Retirement Housing — 0.2%
3,500,000	Springshire Retirement LLC - Promissory Note,
	9.00%, 12/1/22	$ 3,500,000
	Total Retirement Housing	$ 3,500,000
	TOTAL DEBTORS IN POSSESSION FINANCING	$ 3,500,000
TOTAL SHORT TERM INVESTMENTS
	(Cost $3,500,000)	$ 3,500,000
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 97.5%
	(Cost $1,908,181,460)	$ 1,938,531,450
	OTHER ASSETS AND LIABILITIES — 2.5%	$ 49,653,280
	NET ASSETS — 100.0%	$ 1,988,184,730

AGM Assured Guaranty Municipal Corp.

AMBAC Ambac Assurance Corporation.

RIB Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at February 28, 2022.

ST APPROP State Appropriations.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2022, the value of these securities amounted to $401,088,060, or 20.2% of net assets.

The accompanying notes are an integral part of these financial statements.

60 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2022.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	Represents a General Obligation Bond.
(f)	Security is in default.
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
	Acquisition
Restricted Securities	date	Cost	Value
Springshire Retirement LLC –
Promissory Note	12/1/2021	$3,500,000	$ 3,500,000
United States Steel Corp.	1/20/2021	7,392,651	7,493,850
United States Steel Corp.	2/3/2022	5,110,995	5,137,500
Total Restricted Securities			$16,131,350
% of Net Assets			0.8%

The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:

Revenue Bonds:
Tobacco Revenue	23.7%
Education Revenue	23.5
Development Revenue	18.9
Health Revenue	13.3
Transportation Revenue	6.0
Other Revenue	5.1
Facilities Revenue	1.7
Power Revenue	1.1
Water Revenue	0.4
Industrial Revenue	0.2
Pollution Control Revenue	0.1
Utilities Revenue	0.1
94.1%
General Obligation	5.9%
100.0%

Purchases and sales of securities (excluding short term investments) for the period ended February 28, 2022, aggregated $426,331,260 and $370,370,351, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the period ended February 28, 2022, the Portfolio did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 61

Schedule of Investments | 2/28/22

(unaudited) (continued)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of February 28, 2022, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Debtors in Possession Financing	$ —	$ 16,131,350	$ —	$ 16,131,350
Municipal Bonds	—	1,922,400,100	—	1,922,400,100
Total Investments in Securities	$ —	$1,938,531,450	$ —	$1,938,531,450

During the period ended February 28, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

62 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Statement of Assets and Liabilities | 2/28/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,908,181,460)	$1,938,531,450
Cash	58,401,500
Receivables —
Investment securities sold	1,700,000
Proceeds from contributions	3,718,563
Interest	26,507,671
Other assets	333,937
Total assets	$2,029,193,121
LIABILITIES:
Payables —
Investment securities purchased	$ 30,182,354
Value of withdrawals	10,755,400
Trustees’ fees	8,951
Due to affiliates	48,614
Accrued expenses	13,072
Total liabilities	$ 41,008,391
NET ASSETS:
Paid-in capital	$1,860,775,196
Distributable earnings	127,409,534
Net assets	$1,988,184,730

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22 63

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 2/28/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$44,142,332
Total Investment Income		$ 44,142,332
EXPENSES:
Administrative expenses	$ 84,381
Transfer agent fees	6,564
Custodian fees	7,054
Professional fees	26,875
Printing expense	5,925
Pricing fees	15,910
Trustees’ fees	36,130
Total expenses		$ 182,839
Net investment income		$ 43,959,493
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		(8,695,577)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(77,537,520)
Net realized and unrealized gain (loss) on investments		$(86,233,097)
Net decrease in net assets resulting from operations		$(42,273,604)

The accompanying notes are an integral part of these financial statements.

64 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

Statement of Changes in Net Assets

	Six Months
	Ended
	2/28/22	12/21/20 to
	(unaudited)	8/31/21*
FROM OPERATIONS:
Net investment income (loss)	$ 43,959,493	$ 58,334,376
Net realized gain (loss) on investments	(8,695,577)	3,461,252
Change in net unrealized appreciation (depreciation)
on investments	(77,537,520)	54,564,035
Net increase (decrease) in net assets resulting
from operations	$ (42,273,604)	$ 116,359,663
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$ 348,527,166	$ 221,001,901
Value of withdrawals	(372,918,631)	(43,510,000)
In-kind subscriptions	—	1,760,998,235
Net increase (decrease) in net assets resulting
from capital transactions	$ (24,391,465)	$1,938,490,136
Net increase (decrease) in net assets	$ (66,665,069)	$2,054,849,799
NET ASSETS:
Beginning of period	$2,054,849,799	$ —
End of period	$1,988,184,730	$2,054,849,799
* The Portfolio commenced operations on December 21, 2020.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Six Months
Ended
	2/28/22	12/21/20 to
	(unaudited)	8/31/21*
Total return	(2.06)%(a)	6.30%(a)
Ratio of net expenses to average net assets	0.02%(b)	0.02%(b)
Ratio of net investment income (loss) to average
net assets	4.28%(b)	3.07%(b)
Portfolio turnover rate	19%(a)	11%(a)(c)
Net assets, end of period (in thousands)	$1,988,185	$2,054,850

*	The Portfolio commenced operations on December 21, 2020.
(a)	Not annualized.
(b)	Annualized.
(c)	The portfolio turnover rate excludes purchases and sales from the transfer of assets from Pioneer High Income Municipal Fund (see note 1).

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements | 2/28/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2022, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At February 28, 2022, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio and Pioneer MAP-High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020, the Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s placement agent (the “Placement Agent”). The Portfolio offers beneficial interests through the Placement Agent.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of

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ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.	Security Valuation

Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued

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securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.

At February 28, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.	Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities to its investors in proportion to their investment in the Portfolio.

C.	Federal Income Taxes

The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

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Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-

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investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings.

Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests significantly in a single state, including California, Illinois, New York and Indiana, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Portfolio will be more susceptible to associated risks and developments.

The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to

72 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/22

appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference

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with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

E.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at February 28, 2022 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio’s portfolio. The Portfolio does not pay a management fee under the Portfolio’s investment advisory agreement with the Adviser.

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended February 28, 2022, the Portfolio paid $36,130 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At February 28, 2022, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $8,951.

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4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, Brown Brothers Harriman & Co. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Income Municipal Portfolio (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

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year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group

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of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered that the Fund does not pay a management fee. The Trustees considered that the Fund is a master fund in a master-feeder structure in which each feeder fund investing in the Fund has the same investment objective and policies as the Fund. The Trustees considered that each feeder fund investing in the Fund pays a management fee directly to Amundi US for its management services to the feeder fund, or is offered through a separately managed account program in which participants pay fees to Amundi US or an affiliate for management of the separately managed account. The Trustees concluded that the fee and expense structure for the Fund was reasonable in relation to the nature and quality of services to be provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment

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and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

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Trustees, Officers and Service Providers

Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Officers Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 20563-15-0422

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 5, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date May 5, 2022

* Print the name and title of each signing officer under his or her signature.